UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

POLO RALPH LAUREN CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

       TO THE OWNERS OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK OF POLO RALPH LAUREN CORPORATION:
      The 2006 Annual Meeting of Stockholders of Polo Ralph Lauren Corporation, a Delaware corporation (the “Company”), will be held at the St. Regis Hotel, 20th Floor Penthouse, 2 East 55th Street, New York, New York, on Thursday, August 10, 2006, at 9:30 a.m., local time, for the following purposes:

1. To elect nine directors to serve until the 2007 Annual Meeting of Stockholders;

2. To amend the Company’s 1997 Long-Term Stock Incentive Plan (the “1997 Stock Incentive Plan”) to clarify that non-employee directors of the Company are eligible to receive awards under the 1997 Stock Incentive Plan;

3. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending March 31, 2007; and

4. To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.
      Stockholders of record at the close of business on June 26, 2006 are entitled to notice of, and to vote at, the Annual Meeting of Stockholders and any adjournments or postponements thereof.

By Order of the Board of Directors

JONATHAN D. DRUCKER
Senior Vice President, General Counsel
New York, New York
July 3, 2006
      EACH STOCKHOLDER IS URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY. IN THE EVENT A STOCKHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY, IF SO DESIRED, REVOKE THE PROXY BY VOTING THE SHARES IN PERSON AT THE MEETING.

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
ELECTION OF DIRECTORS
CLASS A DIRECTOR NOMINEES FOR ELECTION
CLASS B DIRECTOR NOMINEES FOR ELECTION
CORPORATE GOVERNANCE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
STOCK PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND TRANSACTIONS
(PROPOSAL 2) PROPOSAL TO AMEND THE 1997 LONG-TERM STOCK INCENTIVE PLAN
(PROPOSAL 3)
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
PROXY PROCEDURE AND EXPENSES OF SOLICITATION
ADDITIONAL MATTERS
APPENDIX A
APPENDIX B

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held On August 10, 2006
      This proxy statement is furnished to the stockholders of Polo Ralph Lauren Corporation, a Delaware corporation, in connection with the solicitation by our Board of Directors of proxies for the 2006 Annual Meeting of Stockholders of the Company to be held at the St. Regis Hotel, 20th Floor Penthouse, 2 East 55th Street, New York, New York on Thursday, August 10, 2006, at 9:30 a.m., local time, and at any adjournments or postponements thereof. This proxy statement and the accompanying proxy are being mailed to our stockholders on or about July 7, 2006. In this proxy statement, we refer to Polo Ralph Lauren Corporation as the “Company”, “we” or “us”.
      A proxy delivered pursuant to this solicitation may be revoked by the person executing the proxy at any time before it is voted by giving written notice to the Secretary of the Company, by delivering a later dated proxy, or by voting in person at the Annual Meeting of Stockholders. The address of our principal executive offices is 650 Madison Avenue, New York, New York 10022.
      Only holders of record of shares of our Class A Common Stock and Class B Common Stock (together, the “Common Stock”) at the close of business on June 26, 2006, the record date for the Annual Meeting of Stockholders, are entitled to notice of, and to vote at, the Annual Meeting of Stockholders and adjournments or postponements thereof. The presence, in person or by proxy, of the holders of one-third of the total number of shares of Common Stock outstanding on the record date will constitute a quorum for the transaction of business at the Annual Meeting of Stockholders. Each owner of record of Class A Common Stock on the record date is entitled to one vote for each share. Each owner of record of Class B Common Stock on the record date is entitled to ten votes for each share. On June 26, 2006, there were 62,478,429 outstanding shares of Class A Common Stock and 43,280,021 outstanding shares of Class B Common Stock. Except for the election of directors, the Class A Common Stock and Class B Common Stock vote together as a single class.
      Our Board of Directors has by resolution fixed the number of directors at nine. Two directors (the “Class A Directors”) will be elected by plurality vote of the shares of Class A Common Stock present in person or by proxy at the Annual Meeting of Stockholders and eligible to vote, and seven directors (the “Class B Directors”) will be elected by plurality vote of the shares of Class B Common Stock present in person or by proxy at the Annual Meeting of Stockholders and eligible to vote. The approval of the amendment and restatement of our 1997 Long-Term Stock Incentive Plan (our “1997 Stock Incentive Plan”) and the ratification of the appointment of Deloitte & Touche LLP (“Deloitte & Touche”) as our independent auditors will each require the affirmative vote of a majority of the total votes cast on that proposal by the shares of Common Stock present in person or by proxy at the Annual Meeting of Stockholders and eligible to vote. The Class A Common Stock is publicly traded on the New York Stock Exchange under the symbol “RL”; the Class B Common Stock is owned by Ralph Lauren and entities owned by, or established for the benefit of, Mr. Lauren or members of his family.
      All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting of Stockholders in accordance with the directions given in such proxies. With respect to the election of directors to serve until the 2007 Annual Meeting of Stockholders, holders of either class of Common Stock may vote in favor of all nominees for election by that class, withhold their votes as to specific nominees, or withhold their votes as to all nominees for election by that class. With respect to the approval of the amendment of the 1997 Stock Incentive Plan, stockholders may vote in favor of approval, vote against approval, or abstain from voting. With respect to the ratification of the appointment of Deloitte & Touche as our independent auditors for the fiscal year ending March 31, 2007, stockholders may vote in favor of ratification, vote against ratification, or abstain from voting. Stockholders should specify their choices on the enclosed form of proxy. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by a properly signed proxy will be voted FOR the election of all nominees for election as directors in the applicable class (Proposal 1), FOR the proposal to amend our 1997 Stock Incentive Plan (Proposal 2) and FOR the proposal to ratify the appointment of Deloitte & Touche as our independent auditors (Proposal 3).
      Abstentions will be counted as votes cast on proposals presented to stockholders, but broker non-votes will not be considered votes cast. Shares represented by broker non-votes with respect to any proposal will be considered present but not eligible to vote on such proposal. Abstentions and broker non-votes will have no effect on the election of directors, which is by plurality vote, but abstentions will, in effect, be votes against amendment of our 1997 Stock Incentive Plan and the ratification of the appointment of independent auditors.
(PROPOSAL 1)
ELECTION OF DIRECTORS
      The Company’s Amended and Restated By-laws provide that our Board of Directors may fix the number of directors constituting the entire Board between six and twenty. The Board has currently fixed the number of directors constituting the entire Board of Directors at nine. Our Board of Directors is presently divided into two classes, with all directors being elected annually. Pursuant to our Amended and Restated Certificate of Incorporation, the two Class A Directors will be elected by the holders of Class A Common Stock and the seven Class B Directors will be elected by the holders of Class B Common Stock, each to serve until the 2007 Annual Meeting of Stockholders and until his or her successor is elected and qualified.
      On November 28, 2005, the Board appointed Steven P. Murphy to serve as a Class B director until the 2006 Annual Meeting of Stockholders, and Mr. Murphy has been nominated for election as a Class B director at the Annual Meeting of Stockholders. Myron E. Ullman, III, a director elected at last year’s Annual Meeting of Stockholders resigned on February 14, 2006 due to his professional commitments as Chairman of the Board and Chief Executive Officer of J.C. Penney Company, Inc.
      Each of our current directors have been nominated for re-election at the 2006 Annual Meeting of Stockholders. Joel L. Fleishman and Frank A. Bennack, Jr. have been nominated for election as Class A Directors, and Ralph Lauren, Roger N. Farah, Arnold H. Aronson, Joyce F. Brown, Judith A. McHale, Steven P. Murphy and Terry S. Semel, have been nominated for election as Class B Directors. We know of no reason why any nominee would be unable or unwilling to serve. If any nominee becomes unable or unwilling to serve for any reason, the Board, based on the recommendation of the Nominating & Governance Committee, may either reduce the number of directors or designate a substitute nominee. If a substitute nominee is designated, the persons named in the enclosed proxy will vote all proxies that would otherwise be voted for the named nominee or nominees for the election of such substitute nominee or nominees.
      THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR EACH NOMINEE AS A DIRECTOR TO HOLD OFFICE UNTIL THE 2007 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS OR HER SUCCESSOR IS ELECTED AND QUALIFIED. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES THAT AUTHORITY IS WITHHELD AS TO ONE OR MORE NOMINEES.

CLASS A DIRECTOR NOMINEES FOR ELECTION

Frank A. Bennack, Jr.	Age 73	Mr. Bennack has been a director of the Company since January 1998. In June 2002, Mr. Bennack became Chairman of the Executive Committee and Vice Chairman of the Board of Directors of The Hearst Corporation, after serving as President and Chief Executive Officer of The Hearst Corporation since 1979. He is also a member of the Board of Directors of Hearst-Argyle Television, Inc. and serves as the Chairman of Lincoln Center for the Performing Arts.

Joel L. Fleishman	Age 74	Mr. Fleishman, a director of the Company since January 1999, has been Professor of Law and Public Policy at the Terry Sanford Institute of Public Policy at Duke University since 1971 and the Director of the Samuel and Ronnie Heyman Center for Ethics, Public Policy and the Professions at Duke University since 1989. Mr. Fleishman is also a member of the Board of Directors of Boston Scientific Corporation and the Board of Directors of James River Group, Inc., and serves as Chairman of the Board of Directors of the Urban Institute and Chairman of the Visiting Committee of the Kennedy School of Government, Harvard University.
CLASS B DIRECTOR NOMINEES FOR ELECTION

Ralph Lauren	Age 66	Mr. Lauren has been the Chairman, Chief Executive Officer and a director of the Company since prior to the Company’s initial public offering in 1997, and was a member of the Advisory Board or Board of Directors of the Company’s predecessors since their organization. Mr. Lauren founded the Polo business in 1967.

Roger N. Farah	Age 53	Mr. Farah has been President, Chief Operating Officer and a director of the Company since April 2000. He was Chairman of the Board of Venator Group, Inc. (now Foot Locker, Inc.) from December 1994 until April 2000, and was Chief Executive Officer of Venator Group, Inc. from December 1994 until August 1999.

Arnold H. Aronson	Age 71	Mr. Aronson, a director of the Company since November 2001, has been a Managing Director, Retail Strategies at Kurt Salmon Associates, a global management consulting firm specializing in services to retail and consumer products companies, since 1997. In his career, Mr. Aronson served as chairman and chief executive officer of Saks Fifth Avenue, Inc., Batus Retail Group, the then parent entity of Saks Fifth Avenue, Marshall Fields, Kohls and others, and then of Woodward & Lothrup/John Wanamaker. Mr. Aronson currently serves as Vice Chairman of the Board of Trustees of The New School University and as Chairman of the Board of Governors of its Eugene Lang College and a member of the Board of Governors of its Parsons School of Design.

Dr. Joyce F. Brown	Age 59	Dr. Brown, a director of the Company since May 2001, has been the President of the Fashion Institute of Technology and Chief Executive Officer of the Educational Foundation for the Fashion Industries since 1998. Dr. Brown was a Professor of Clinical Psychology at the Graduate School and University Center of the City University of New York, where she is now Professor Emerita, from 1994 to 1998. Dr. Brown is also a member of the Board of Directors of Paxar Corporation, USEC Inc. and Linens ’n Things, Inc.

Judith A. McHale	Age 59	Ms. McHale, a director of the Company since February 2001, has been the President and Chief Executive Officer of Discovery Communications, Inc., the parent company of cable television’s Discovery Channel, since 2004, and served as its President and Chief Operating Officer from 1995 to 2004. Ms. McHale is also a member of the Board of Directors of Host Marriott Corporation.

Steven P. Murphy	Age 52	Mr. Murphy has been a director of the Company since November 2005. He has served as the President and Chief Executive Officer of Rodale Inc., a privately held publishing company, since 2002. He joined Rodale in 2000 as its President and Chief Operating Officer. Mr. Murphy held the position of Executive Vice President and Managing Director of Disney Publishing Worldwide from 1998 until 2000. From 1991 to 1998, Mr. Murphy served as President of EMI Music/Angel records.

Terry S. Semel	Age 63	Mr. Semel, a director of the Company since September 1997, has been Chairman and Chief Executive Officer of Yahoo! Inc. since May 2001. Mr. Semel has also served as Chairman of Windsor Media, Inc., Los Angeles, a diversified media company, since October 1999. Mr. Semel was Chairman of the Board and Co-Chief Executive Officer of the Warner Bros. Division of Time Warner Entertainment LP (“Warner Brothers”) from March 1994 until October 1999, and of the Warner Music Group from November 1995 until October 1999. Mr. Semel is also a member of the Board of Directors of Yahoo! Inc.
      Our Board of Directors held six meetings during our 2006 fiscal year, which ended on April 1, 2006. Each director attended more than 75% of the meetings held by the Board of Directors and its committees on which he or she served except for Dr. Joyce Brown. The Company’s Board of Directors and its committees also act from time to time by unanimous written consent in lieu of meetings.

CORPORATE GOVERNANCE
      Our Board of Directors and management are committed to sound corporate governance. We have in place a comprehensive corporate governance framework which incorporates the corporate governance requirements of the Sarbanes-Oxley Act of 2002, the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange (“NYSE”). Consistent with our commitment to corporate governance, we do not rely on the exceptions from certain of the NYSE’s corporate governance listing requirements available to majority controlled companies. The key components of our corporate governance framework are set forth in the following documents:

•	our Amended and Restated Certificate of Incorporation;

•	our Amended and Restated By-Laws;

•	our Corporate Governance Policies;

•	our Audit Committee Charter;

•	our Nominating & Governance Committee Charter;

•	our Compensation Committee Charter;

•	our Code of Business Conduct and Ethics; and

•	our Code of Ethics for Principal Executive Officers and Senior Financial Officers.
      A copy of the Audit Committee Charter is attached as Appendix A to this proxy statement. Each of the above documents are available on our investor relations website at http://investor.polo.com by clicking on “Corporate Governance”. Copies of these documents are available to stockholders without charge upon written request to our Investor Relations Department, 650 Madison Avenue, New York, New York 10022. Only the Board of Directors may grant a waiver under our codes of ethics to any director or executive officer, and any such waiver will be promptly posted on our website.
Director Independence
      Our Board of Directors believes that a majority of our directors should be independent, and has determined that six of our non-management directors, Mr. Frank A. Bennack, Jr., Dr. Joyce F. Brown, Mr. Joel L. Fleishman, Ms. Judith A. McHale, Mr. Steven P. Murphy and Mr. Terry Semel, are independent in accordance with the guidelines established under our Corporate Governance Policies and the NYSE’s corporate governance listing standards. Our guidelines for determining directors’ independence are set forth as Appendix B to this proxy statement.
Independent Committees of the Board
      Our Board of Directors has established three committees consisting solely of independent directors — the Audit Committee, the Compensation Committee and the Nominating & Governance Committee.
      The current members of the Audit Committee are Frank A. Bennack, Jr. (Chair), Dr. Joyce F. Brown and Judith A. McHale. The Audit Committee appoints our independent auditor, and approves in advance all audit and permitted non-audit services performed by them and the scope and cost of their annual audits. The Committee reviews (i) the results of the independent auditors’ annual audits and quarterly reviews, (ii) management’s compliance with our major accounting and financial reporting policies, (iii) the adequacy of our financial organization and management’s procedures and policies relating to our internal control over financial reporting, and (iv) our compliance with applicable laws relating to accounting practice. The Audit Committee met ten times in fiscal 2006. The Board has determined that each member of the Audit Committee is financially literate, that the Audit Committee has at least one member who is an audit committee financial expert, as defined by the SEC, and that Mr. Bennack, its Chair, is an audit committee financial expert. The Audit Committee has adopted a formal policy for the approval of the performance of audit and non-audit services of the independent auditors. This policy is described under “(PROPOSAL 3) RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.”
      The current members of the Compensation Committee are Joel L. Fleishman (Chair), Frank A. Bennack, Jr. and Terry S. Semel. The Compensation Committee reviews and approves compensation plans and arrangements with respect to our executive officers and administers the employee benefit plans in which executive officers may participate, including our Amended and Restated 1997 Long-Term Stock Incentive Plan. The Compensation Committee met three times in fiscal 2006.
      The current members of the Nominating & Governance Committee are Dr. Joyce F. Brown (Chair), Joel L. Fleishman and Steven P. Murphy. The Nominating & Governance Committee identifies individuals qualified to become directors, recommends director nominees to the Board, develops and recommends corporate governance policies to the Board, exercises oversight of the evaluation of the Board and senior management, and recommends to the Board policies and principles for Chief Executive Officer succession, selection and performance reviews. The Nominating & Governance Committee met twice in fiscal 2006.
Non-Management Director Meetings
      Our non-management directors met four times in fiscal 2006 without any management representatives present. Pursuant to our Corporate Governance Policies, the leader of meetings of the non-management directors is chosen from among the chairs of the Audit, Compensation and Nominating & Governance Committees based on the topics to be discussed. The session leader can retain independent consultants and schedule meetings. Pursuant to our Corporate Governance Policies, an executive session consisting of only those non-management directors who qualify as independent is held at least once a year.
Director Nominating Procedures
      The Nominating & Governance Committee identifies and evaluates candidates for nomination as directors and submits its recommendations to the full Board for its consideration. The Committee, guided by the membership criteria established by the Board in our Corporate Governance Policies, seeks highly qualified candidates who combine a broad spectrum of experience and expertise with a reputation for integrity. Our Board selects director nominees based upon contributions they can make to the Board and management regardless of gender or race, and seeks to maintain a majority of independent directors. The Committee receives input on director candidates from other directors, including the Chairman of the Board, and may engage third parties to assist in the search for director candidates or to assist in gathering information regarding director candidates’ background and experience. If the Committee engages a third party to assist it, the Committee approves the fees that we pay for these services.
      The Nominating & Governance Committee will consider candidates recommended by our directors, members of management and stockholders, and will evaluate candidates recommended by stockholders on the same basis as other candidates. Candidates should have experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. Upon receiving a stockholder recommendation, the Committee will initially determine the need for additional or replacement Board members and then evaluate the candidate based on the information the Committee receives with the stockholder recommendation or may otherwise acquire, and may, in its discretion, consult with the Chairman and other members of our Board. If the Committee determines that a more comprehensive evaluation is warranted, the Committee may obtain additional information about the director candidate’s background and experience, including by means of interviews with the candidate.
      Our stockholders may recommend candidates at any time, but the Nominating & Governance Committee requires recommendations for election at an annual meeting of stockholders to be submitted to the Committee no later than 120 days before the first anniversary of the date of the proxy statement sent to stockholders in connection with the previous year’s annual meeting of stockholders in order to be considered for nomination by the Committee. The Nominating & Governance Committee believes this deadline is appropriate and in the best interests of the Company and our stockholders because it ensures that the Committee has sufficient time to properly evaluate all proposed candidates. Therefore, to submit a candidate for consideration for nomination at the 2007 Annual Meeting of Stockholders, a stockholder must submit the recommendation, in writing, by March 9, 2007. The written notice must include:

•	all information relating to each potential candidate whom the stockholder is recommending that would be required to be disclosed in a solicitation of proxies for the election of such person as a director pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (“Exchange Act”), including such person’s written consent to being named in the proxy statement as a nominee and to serve as a director if elected;

•	the name and address of the stockholder giving the notice, as they appear on our books, and of the beneficial owner of those shares; and

•	the class and number of shares which are owned beneficially or of record by the stockholder and the beneficial owner.
      Recommendations must be sent to the Nominating & Governance Committee, Office of the Secretary, Polo Ralph Lauren Corporation, 650 Madison Avenue, New York, New York 10022.
      Our stockholders may directly nominate an individual for election as a director at an annual meeting of stockholders by complying with the nominating procedures set forth in our Amended and Restated By-laws, which are described below under the caption “ADDITIONAL MATTERS — Stockholder Proposals for the 2007 Annual Meeting of Stockholders”.
Director Communications
      Stockholders may contact any of our directors, including the Chairman of the Board, the Chairs of the Board’s independent Committees, any Committee of the Board, the Board’s non-management directors as a group or the entire Board, by writing to them as follows: [Name(s)/ Title(s)], Office of the Secretary, Polo Ralph Lauren Corporation, 650 Madison Avenue, New York, New York 10022. Communications received in this manner will be handled in accordance with the procedures approved by the Company’s independent directors, who have requested that certain items that are unrelated to the duties and responsibilities of the Board should be excluded, such as:

•	spam

•	junk mail and mass mailings

•	product complaints

•	product inquiries

•	new product suggestions

•	resumés and other forms of job inquiries

•	surveys

•	business solicitations or advertisements
      In addition, material that is threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out will be available to any non-management Director upon request.
Audit Committee Communications
      Complaints and concerns relating to accounting, internal control over financial reporting or auditing matters may be communicated to the Audit Committee, which consists solely of non-employee directors, through the Office of the Secretary as described above under “Director Communications”. Any such communication may be anonymous.
      All complaints and concerns will be reviewed by the Audit Committee or a designated member of the Audit Committee. If the Committee or its member designee determines that a reasonable basis exists for conducting a formal investigation, the Audit Committee will direct and supervise the investigation, and may retain independent legal counsel, accountants and other advisors as it deems necessary. Confidentiality will be maintained to the fullest extent consistent with the need to conduct an adequate review. Prompt and appropriate corrective action will be taken when and as warranted in the judgment of the Audit Committee.
      We will not discharge, demote, suspend, threaten, harass or in any manner discriminate against any employee in the terms and conditions of his or her employment based upon any lawful actions of such employee with respect to good faith reporting of complaints regarding accounting, internal controls or auditing matters.
Director Attendance at Annual Meetings
      As provided in our Corporate Governance Policies, directors are expected to attend Annual Meetings of Stockholders. Seven of the nine directors then constituting the entire Board attended the 2005 Annual Meeting of Stockholders.
Compensation of Directors
      Currently each non-employee director receives an annual retainer of $35,000, and the independent Chairs of our Audit, Compensation and Nominating & Governance Committees receive an additional annual retainer of $7,500. Non-employee directors also receive $2,000 for each meeting of a Committee of the Board that he or she attends. Directors who are also employees of the Company receive no additional compensation for service as a director. Under the Company’s 1997 Non-Employee Director Stock Option Plan (the “Director Plan”), each non-employee director receives an initial grant of options to purchase 7,500 shares of Class A Common Stock upon joining the Board, and thereafter receives annual grants of options to purchase 3,000 shares of Class A Common Stock.
      No further annual grants may be made under the Director Plan, which will expire on December 31, 2006. The proposed amendment to the Stock Incentive Plan (Proposal 2) would permit the grant of options and other types of equity awards to non-employee directors under the Stock Incentive Plan. See “PROPOSAL TO AMEND THE 1997 LONG-TERM STOCK INCENTIVE PLAN.”
Required Certifications
      As of the mailing date of this proxy statement, our Chief Executive Officer and Chief Financial Officer have timely delivered the certifications required under applicable rules of the SEC. The Chairman and Chief Executive Officer’s fiscal 2005 certification to the NYSE regarding the NYSE’s corporate governance listing standards did not contain any qualification with respect to the Company’s compliance with such standards.
Audit Committee Report
      The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to the Company’s consolidated financial statements, the Company’s compliance with legal and regulatory requirements, the Company’s system of internal control over financial reporting and the qualifications, independence and performance of its internal and independent auditors. We have the sole authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent auditors. The Committee currently is composed of three independent directors and operates under a written charter adopted by the Audit Committee and ratified by the Board.
      Management is responsible for the Company’s financial reporting process, including the Company’s internal control over financial reporting, and for the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles. Deloitte & Touche, as the Company’s independent auditors, are responsible for auditing those financial statements and management’s assessment of internal control over financial reporting and expressing its opinion as to the fairness of the financial statement presentation in accordance with generally accepted accounting principles, the fairness of management’s assessment of the Company’s internal control over financial reporting, and the effectiveness of the Company’s internal control over financial reporting. Our responsibility is to oversee and review these processes. We are not, however, professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditors.
      In this context, we have met and held discussions with management and Deloitte & Touche, the Company’s independent auditors for the fiscal year ended April 1, 2006. Management represented to us that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and we have reviewed and discussed with management, the Company’s internal auditors and Deloitte & Touche the Company’s consolidated financial statements for the fiscal year ended April 1, 2006 and the Company’s internal control over financial reporting. We also discussed with Deloitte & Touche the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees). Deloitte & Touche provided to us the written disclosures required by Independence Standards Board Standard No. 1, as amended (Independence Discussions with Audit Committees), and we discussed their independence with them. In determining Deloitte & Touche’s independence, we considered whether their provision of non-audit services to the Company was compatible with maintaining independence. We received regular updates on Deloitte & Touche’s fees and the scope of audit and non-audit services they provided. All such services were provided consistent with applicable rules and our pre-approval policies and procedures.
      Based on our discussions with management, our internal auditors and Deloitte & Touche and our review of the representations of management and Deloitte & Touche, and subject in all cases to the limitations on our role and responsibilities referred to above and set forth in the Audit Committee Charter, we recommended to the Board of Directors that the Company’s audited consolidated financial statements for the fiscal year ended April 1, 2006 be included in the Company’s Annual Report on Form 10-K. We also approved, subject to stockholder ratification, the selection of Deloitte & Touche as the Company’s independent auditors for the fiscal year ending March 31, 2007.

Members of the Audit Committee

Frank A. Bennack, Jr. (Chair)
Dr. Joyce F. Brown
Judith A. McHale

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of June 26, 2006 by: (i) each stockholder who is known by the Company to beneficially own in excess of five percent of any class of the Company’s voting securities, (ii) each director, (iii) each of the executive officers whose names appear in the summary compensation table under the heading “EXECUTIVE COMPENSATION” below (the “Named Executive Officers”) and (iv) all directors and executive officers as a group. Except as otherwise indicated, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by such person. The rules of the SEC consider a person to be the “beneficial owner” of any securities over which the person has or shares voting power or investment power. In addition, a person is deemed to be the beneficial owner of securities if that person has the right to acquire beneficial ownership of such securities within 60 days, including through conversion or exercise of an option or other right. Unless otherwise indicated below, the address of each shareholder is 650 Madison Avenue, New York, New York 10022.

							Voting
	Class A			Class B			Power of
	Common Stock			Common Stock(1)			Total
							Common
	Number		%	Number		%	Stock %

Ralph Lauren	1,850,000	(2)	2.9	43,280,021	(3)	100%	87.4
Roger N. Farah	1,008,434	(4)	1.6	—		—	*
Arnold H. Aronson	13,300	(5)	*	—		—	*
Frank A. Bennack, Jr.	29,000	(6)	*	—		—	*
Dr. Joyce F. Brown	18,000	(7)	*	—		—	*
Joel L. Fleishman	33,000	(8)	*	—		—	*
Judith A. McHale	18,000	(9)	*	—		—	*
Steven P. Murphy	—	(10)	*	—		—	*
Terry S. Semel	37,500	(11)	*	—		—	*
Jackwyn Nemerov	155,152	(12)	*	—		—	*
Tracey T. Travis	24,791	(13)	*	—		—	*
Mitchell A. Kosh	56,125	(14)	*	—		—	*
FMR Corp.	4,216,670	(15)	6.7	—		—	*
All directors and executive officers as a group (12 persons)	3,243,302	(16)	5.0%	43,280,021		100%	87.5%

*	Less than 1.0%

(1)	Each share of Class B Common Stock is convertible at the option of the holder into one share of Class A Common Stock. Each share of Class B Common Stock will be automatically converted into a share of Class A Common Stock upon transfer to a person who is not a member of the Lauren family.

(2)	Consists of vested options representing the right to purchase shares of Class A Common Stock. Does not include unvested options to purchase 300,000 shares of Class A Common Stock and 402,926 unvested restricted stock units that, subject to vesting, entitle Mr. Lauren to receive an equal number of shares of Class A Common Stock upon retirement.

(3)	Includes (i) 1,557,503 shares of Class B Common Stock owned by RL Family, L.P., a partnership of which Mr. Lauren is the sole general partner, (ii) 11,126,939 shares of Class B Common Stock owned by RL Holding, L.P., a partnership controlled by RL Holding Group, Inc., a corporation wholly owned by Mr. Lauren, (iii) 22,565 shares of Class B Common Stock owned by RL Holding Group, Inc., (iv) 7,104,938 shares held by certain grantor retained annuity trusts established by Mr. Lauren of which Mr. Lauren and Roger N. Farah are the trustees, (v) 3,445,148 shares held by certain grantor retained annuity trusts established by Ricky Lauren, Mr. Lauren’s wife, of which Ms. Lauren and Mr. Farah are the trustees and (vi) 554,852 shares held by Ms. Lauren. The 11,126,939 shares of Class B Common Stock held by RL Holding, L.P. constitute 25.7%of the total number of outstanding shares of Class B Common Stock.

(4)	Includes vested options representing the right to purchase 666,667 shares of Class A Common Stock and 120,000 restricted shares. Does not include an aggregate of 10,550,086 shares of Class B Common Stock held by grantor retained annuity trusts established by Ralph Lauren and Ricky Lauren of which Mr. Farah is a co-trustee and has sole voting power and no dispositive power over the shares. Also does not include unvested options to purchase 33,333 shares of Class A Common Stock or an aggregate of 691,108.37 unvested restricted stock units, 438,786.50 of which are performance based.

(5)	Includes 1,900 shares owned by Mr. Aronson’s spouse and vested options representing the right to purchase 9,000 shares of Class A Common Stock. Does not include unvested options to purchase 4,500 shares.

(6)	Includes vested options representing the right to purchase 27,000 shares of Class A Common Stock. Does not include unvested options to purchase 4,500 shares.

(7)	Consists of vested options representing the right to purchase 18,000 shares of Class A Common Stock. Does not include unvested options to purchase 4,500 shares.

(8)	Includes 4,000 shares held indirectly in a retirement account and vested options representing the right to purchase 24,000 shares of Class A Common Stock. Does not include unvested options to purchase 4,500 shares.

(9)	Consists of vested options representing the right to purchase 18,000 shares of Class A Common Stock. Does not include unvested options to purchase 4,500 shares.

(10)	Excludes unvested options representing the right to purchase 7,500 shares of Class A Common Stock.

(11)	Includes vested options representing the right to purchase 30,000 shares of Class A Common Stock. Does not include unvested options to purchase 4,500 shares.

(12)	Includes 60,000 restricted shares and vested options to purchase 86,666 shares. Does not include unvested options to purchase 199,209 shares or unvested performance based restricted stock units with respect to 52,290 shares, subject to adjustment.

(13)	Consists of vested options representing the right to purchase 24,791 shares of Class A Common Stock. Does not include unvested options to purchase 55,764 shares or unvested performance based restricted stock units with respect to 21,520 shares, subject to adjustment.

(14)	Consists of vested options representing the right to purchase 56,125 shares of Class A Common Stock. Does not include unvested options to purchase 16,050 shares or unvested performance based restricted stock units with respect to 20,100 shares, subject to adjustment.

(15)	According to a Schedule 13G dated February 14, 2006: (i) Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 2,581,370 shares of Class A Common Stock as a result of Fidelity acting as investment advisor to various investment companies registered under Section 8 of the Investment Company Act of 1940 (the “Fidelity Funds”); (ii) Fidelity Management Trust Company (“FMTC”), a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 678,870 shares of Class A Common Stock as a result of its serving as investment manager of certain institutional accounts; and (iii) Fidelity International Limited (“FIL”) is the beneficial owner of 956,400 shares of Class A Common Stock. Each of FMR Corp. and Edward C. Johnson 3d., Chairman of FMR Corp., may be deemed to beneficially own the shares of Class A Common Stock beneficially owned by Fidelity, FMTC and FIL. Each of Edward C. Johnson 3d, FMR Corp., through its control of Fidelity and the Fidelity Funds, has the sole power to dispose of the 2,581,370 shares of Class A Common Stock owned by the Fidelity Funds. Each of Edward C. Johnson 3d and FMR Corp, through its control of FMTC, has the sole power to vote or direct the vote of, and to dispose of, the 678,870 of the shares of Class A Common Stock owned by institutional accounts managed by FMTC. Neither FMR Corp. nor Edward C. Johnson has the sole power to vote or direct the voting of the shares of Class A Common Stock owned directly by the Fidelity Funds. The address of each of these persons, other than FIL, is 82 Devonshire Street, Boston, Massachusetts 02109. The address of FIL is Pembroke Hall, 42 Crow Lane, Hamilton, Bermuda.

(16)	Includes vested options granted under the Company’s 1997 Stock Incentive Plan and 1997 Non-Employee Director Stock Option Plan representing the right to acquire 2,810,249 shares of Class A Common Stock and 180,000 restricted shares of Class A Common Stock granted under the Company’s 1997 Stock Incentive Plan. Does not include unvested options granted under the 1997 Stock Incentive Plan and the 1997 Non-Employee Director Stock Option Plan representing the right to acquire 638,856 shares of Class A Common Stock or 1,187,944 unvested restricted stock units granted under the 1997 Stock Incentive Plan.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file initial reports of ownership and reports of changes in ownership of our Class A Common Stock with the SEC and to provide copies of these reports to us. These filing requirements also apply to certain beneficial owners of more than ten percent of our Class A Common Stock. To our knowledge, based solely on our review of the copies of Section 16(a) reports furnished to us during the fiscal year ended April 1, 2006 and on written representations from certain reporting persons that no Form 5’s were required to be filed by such persons, all reportable transactions during that fiscal year were reported on a timely basis except that Arnold Aronson was inadvertently late in reporting the purchase of 1,800 shares of Class A Common Stock.
EXECUTIVE COMPENSATION
Summary Compensation Table
      The following table sets forth a summary of all compensation awarded or paid to or earned by our chief executive officer and our four other executive officers serving as of April 1, 2006, the end of our 2006 fiscal year (the “Named Executive Officers”), for services rendered in all capacities to the Company (including its subsidiaries) for the fiscal years ended April 1, 2006, April 2, 2005 and April 3, 2004.

					Restricted	Securities
				Other Annual	Stock	Underlying	All Other
		Salary	Bonus	Compensation	Awards	Options	Compensation
Name and Principal Position	Year	($)	($)	($)(1)	($)(2)	(#)	($)(3)

Ralph Lauren(4)	2006	1,000,000	15,000,000	137,740	4,314,000	150,000	91,074
Chairman of the Board	2005	1,000,000	13,257,000	80,939	3,314,000	150,000	21,081
and Chief Executive	2004	1,000,000	8,000,000	74,327	2,544,962	150,000	3,671
Officer

Roger N. Farah(5)	2006	900,000	2,835,000	—	8,088,750	—	329,724
President and Chief	2005	900,000	2,430,000	—	15,006,250	—	422,920
Operating Officer	2004	900,000	2,000,000	—	—	100,000	401,000

Jackwyn Nemerov(6)	2006	900,000	1,890,000	—	1,078,500	60,000	50,768
Executive Vice President	2005	509,300	916,800	—	2,773,500	200,000	71,371
(since September 7, 2004)	2004	—	—	—	—	—	—

Tracey T. Travis(7)	2006	625,000	656,250	—	250,212	9,375	345,749
Senior Vice President and	2005	132,000	450,000	—	353,372	65,000	168,955
Chief Financial Officer	2004	—	—	—	—	—	—
(since January 3, 2005)

Mitchell A. Kosh(8)	2006	600,000	630,000	—	250,212	9,375	37,284
Senior Vice President,	2005	450,000	299,300	—	304,888	15,000	43,863
Human Resources	2004	425,000	148,500	—	—	25,000	35,013
and Legal

(1)	As permitted by the SEC’s rules, excludes Other Annual Compensation that did not exceed, in the aggregate, the lesser of $50,000 and 10% of the total salary and bonus of the Named Executive Officer.

(2)	Excluding the restricted stock units granted to Ms. Nemerov, Ms. Travis and Mr. Kosh, the principal terms of which follow, the principal terms of the awards underlying the amounts reported in the column “Restricted Stock Awards” are described in the summary of each executive’s employment agreement set forth below under the caption “Executive Compensation Agreements”. All awards are valued at the closing market price of an equivalent number of shares of Class A Common Stock on the date of grant. The restricted stock units granted to Ms. Nemerov, Ms. Travis and Mr. Kosh are subject to vesting based on the Company’s achievement of aggregate net income goals for a three fiscal year period starting with the fiscal year in which the grants are made. The net income goals are set by the Compensation Committee during the first 90 days of the period, and in calculating the Company’s performance against goals, the effect of certain events are excluded in accordance with rules established by the Committee at the start of the applicable three-year performance period. Upon vesting, a recipient is entitled to receive shares of Class A Common Stock equal to 75% of the number of units granted at the threshold level of achievement, 100% of the number of units granted at target level of performance, and 150% of the number of units granted at the maximum level of performance. If a recipient’s employment terminates for any reason other than death, disability or retirement prior to the vesting of units at the end of the three-year performance period, all of the units are forfeited.

(3)	The amounts reported under “All Other Compensation” include, for the Named Executive Officers other than Ralph Lauren and Tracey T. Travis, annual contributions to such officers’ accounts under our Supplemental Executive Retirement Plan (“SERP”) equal to 5% of his or her base salary during the fiscal year (5% of base salary and bonus for fiscal years prior to fiscal 2006). This contribution, together with interest at the then current mid-term Applicable Federal Rate published by the Internal Revenue Service, is credited to a participant’s account on or before September 1st of the succeeding fiscal year, effective as of the preceding April 1st. A participant generally vests in his or her SERP account over the first five years of his or her participation in the SERP. As of April 1, 2006, the aggregate amounts credited to the participating Named Executive Officer’s accounts in the SERP were as follows. These balances do not include contributions and interest for fiscal 2006.

Roger N. Farah	$771,535
Jackwyn Nemerov	$71,308
Mitchell A. Kosh	$154,912

(4)	The amounts reported under “Restricted Stock Awards” reflect the grant of 100,000 restricted stock units to Mr. Lauren each fiscal year pursuant to his employment agreement. Mr. Lauren also receives additional restricted stock units in respect of these awards in connection with the payment of cash dividends on our Class A Common Stock. At April 1, 2006, Mr. Lauren held an aggregate of 302,672.86 unvested restricted stock units. The amounts reported under “Other Annual Compensation” represent Mr. Lauren’s use of a car and driver for non-business purposes. The amounts reported in fiscal 2006, 2005 and fiscal 2004 under “All Other Compensation” represent supplementary medical benefits in the amounts of $91,074, $21,081 and $3,671, respectively.

(5)	The amounts reported under “Restricted Stock Awards” reflect the grant to Mr. Farah of 187,500 restricted stock units in fiscal 2006 and 437,500 restricted stock units in fiscal 2005. Mr. Farah also receives additional restricted stock units in respect of the restricted stock unit award in connection with the payment of dividends on our Class A Common Stock. At April 1, 2006, Mr. Farah held an aggregate of 566,216.73 restricted stock units and 120,000 restricted shares of Class A Common Stock. The amounts reported under “All Other Compensation” for Mr. Farah reflect: (i) SERP contributions of $45,000, $166,500 and $145,000 in fiscal 2006, fiscal 2005 and fiscal 2004, respectively; (ii) deferred compensation in the amount of $270,833 in fiscal 2006 (due to the inclusion of 13 monthly payments in that fiscal year) and $250,000 in each of fiscal 2005 and fiscal 2004; (iii) 401(k) Plan contributions of $6,300, $6,150 and $6,000 in fiscal 2006, fiscal 2005 and fiscal 2004, respectively; and (iv) supplementary medical benefits of $7,591 and $270 in fiscal 2006 and fiscal 2005, respectively. The value of Mr. Farah’s deferred compensation account as of March 31, 2006 was $1,385,276.97 — see “Executive Compensation Agreements — Roger Farah’s Employment Agreement.”

(6)	Ms. Nemerov joined the Company on September 9, 2004. The amount reported under “Restricted Stock Awards” for fiscal 2005 reflects the grant to Ms. Nemerov of 25,000 restricted stock units in fiscal 2006 and 75,000 shares of restricted stock in fiscal 2005. The amounts reported under “All Other Compensation” reflect: (i) SERP contributions of $45,000 and $71,308 in fiscal 2006 and 2005, respectively, (ii) a 401(k) Plan contribution of $5,261 in fiscal 2006 and (iii) supplementary medical benefits of $507 and $63 in fiscal 2006 and fiscal 2005, respectively.

(7)	Ms. Travis joined the Company on January 3, 2005. Ms. Travis’ fiscal 2005 bonus amount represents a signing bonus of $250,000 and a guaranteed bonus of $200,000 under her employment agreement in lieu of her participation in the Company’s bonus plans in that year. The amounts reported under “Restricted Stock Awards” reflect the grant to Ms. Travis of 5,800 restricted stock units in fiscal 2006 and 9,200 restricted stock units in fiscal 2005. The amounts reported under “All Other Compensation” reflect payments made to Ms. Travis in fiscal 2005 and fiscal 2006 in connection with her relocation to New York and a supplementary medical benefit of $1,400 in fiscal 2006.

(8)	The amount reported under “Restricted Stock Awards” reflect the grant to Mr. Kosh of 5,800 restricted stock units in fiscal 2006 and 9,200 units in fiscal 2005. The amounts reported under “All Other Compensation” in fiscal 2006, fiscal 2005 and fiscal 2004 reflect: (i) supplementary medical benefits in the amounts of $984, $250 and $325, respectively; (ii) SERP contributions of $30,000, $37,463 and $28,688, respectively; and (iii) 401(k) Plan contributions of $6,300, $6,150 and $6,000, respectively.
Option Grants in Fiscal 2006
      The options to purchase shares of Class A Common Stock granted in fiscal 2006 to the Named Executive Officers were granted pursuant to the Company’s Long-Term 1997 Stock Incentive Plan on June 15, 2005. These options have a term of 10 years, and vest ratably on each of the first, second and third anniversaries of the date of grant.

	Individual Grants

	Number of	Percent of
	Securities	Total Options
	Underlying	Granted to	Exercise		Grant Date
	Options	Employees in	Price		Present
	Granted(#)	Fiscal 2006	($/Share)	Expiration Date	Value($)(1)

Ralph Lauren	150,000	11.0%	$43.035	June 15, 2015	$2,136,000
Roger N. Farah	—	—	$—	—	—
Jackwyn Nemerov	60,000	4.4%	$43.035	June 15, 2015	$854,400
Tracey T. Travis	9,375	0.7%	$43.035	June 15, 2015	$133,500
Mitchell A. Kosh	9,375	0.7%	$43.035	June 15, 2015	$133,500

(1)	As permitted by SEC rules, we have elected to calculate the Grant Date Present Value of the options set forth in this table using the Black-Scholes option-pricing model. The Company’s use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option models require a prediction about the future movement of stock price. The following assumptions were made for purposes of calculating the Grant Date Present Values: expected time to exercise of 5.2 years, volatility of 29.1%, a risk-free interest rate of 3.66% and an annual dividend rate of $0.20. The actual value of the options in this table will depend on the actual market value of the Company’s stock during the applicable term and on the date the options are exercised. The dollar amounts in this column are not intended to forecast potential future appreciation, if any, of the Company’s Class A Common Stock.

Aggregated Option Exercises in Fiscal 2006 and Fiscal 2006 Year-End Option Values
      The following table sets forth information concerning options that the Named Executive Officers exercised during fiscal 2006 and the number of shares subject to both exercisable and unexercisable stock options as of April 1, 2006, the last day of fiscal 2006. The value of the unexercised “in-the-money” options shown in the table represents the spread between the exercise prices of such options and $60.61 per share, the closing sale price of the Class A Common Stock on the New York Stock Exchange on March 31, 2006, the last trading day in fiscal 2006.

			Number of Securities
			Underlying Unexercised	Value of Unexercised
	Shares		Option on	In-the-Money Option
	Acquired on	Value	April 1, 2006(#)	on March 31, 2006($)
	Exercise(#)	Realized($)	Exercisable/Unexercisable	Exercisable/Unexercisable

Ralph Lauren	50,000	1,614,155	1,850,000/300,000	68,040,625/7,149,500
Roger N. Farah	150,000	5,250,728	500,001/199,999	19,504,872/8,106,628
Jackwyn Nemerov	—	—	66,666 /193,334	1,576,651/4,207,849
Tracey T. Travis	—	—	21,666 /52,709	476,652/1,118,114
Mitchell A. Kosh	22,000	488,670	39,667/27,708	1,354,544/746,487
Executive Compensation Agreements
      Ralph Lauren’s Employment Agreement. Ralph Lauren is employed as our Chairman of the Board and Chief Executive pursuant to an amended and restated employment agreement dated as of June 23, 2003. Mr. Lauren’s employment agreement provides for an initial five-year term ending on March 29, 2008, the last day in the Company’s 2008 fiscal year, subject to automatic, successive one-year extensions thereafter unless either party gives the other at least 90 days’ notice that the term will not be extended.
      Under his employment agreement, Mr. Lauren is entitled to an annual base salary of $1 million. The range of Mr. Lauren’s bonus opportunity for each fiscal year is determined by the Compensation Committee of the Board of Directors, but the employment agreement provides for a target amount bonus that was $8 million for fiscal 2004 and increases in $1 million increments to $12 million in fiscal 2008, subject, in each fiscal year, to achievement of financial performance goals established under the Company’s Executive Officer Annual Incentive Plan. The maximum bonus provided for under the agreement in any fiscal year is 150% of that year’s target bonus. Mr. Lauren is eligible to participate in all employee benefit plans and arrangements of the Company for its senior executive officers.
      Mr. Lauren is entitled to receive annual grants of options to purchase 150,000 shares of the Company’s Class A Common Stock and 100,000 restricted stock units under the 1997 Stock Incentive Plan. The options have a term of ten years and vest ratably on the first three anniversaries of the date of grant, subject to accelerated vesting upon the termination of Mr. Lauren’s employment in certain circumstances as discussed below. Each annual grant of restricted stock units will vest in its entirety on the fifth anniversary of the grant, subject to accelerated vesting upon Mr. Lauren’s termination of employment (except in the event of (i) termination by the Company for cause (as defined in his employment agreement), (ii) Mr. Lauren’s voluntary resignation without good reason (as defined in his employment agreement) prior to the end of the initial term or (iii) Mr. Lauren’s election not to extend the initial term), and will be payable in shares of Company common stock as soon as practicable following the termination of Mr. Lauren’s employment. Mr. Lauren is entitled to dividend equivalents in the form of additional restricted stock units upon the issuance of a cash dividend on the Company’s Class A Common Stock.
      If Mr. Lauren’s employment terminates as a result of his death or disability, he or his estate will be entitled to receive a lump sum cash payment equal to the sum of: (i) his base salary through the date on which his death or termination due to disability occurs; (ii) any accrued and unpaid compensation for any prior fiscal year; and (iii) a pro rata portion of the annual bonus he would otherwise have received for the fiscal year in which his death or termination due to disability occurred. In addition, any unvested stock options held by Mr. Lauren will vest immediately and remain exercisable for a period of three years and, as described above, all of his unvested restricted stock units will vest and be payable in shares of Class A Common Stock.
      If Mr. Lauren resigns for good reason, or if the Company terminates Mr. Lauren’s employment without cause or elects not to extend the term of the agreement, Mr. Lauren would be entitled to receive a lump sum cash payment equal to the sum of: (i) three year’s base salary; (ii) any accrued but unpaid compensation for any prior fiscal year; and (iii) three times the average annual bonus paid to Mr. Lauren for the two fiscal years immediately preceding the termination of his employment. In addition, any unvested options will continue to vest on schedule, provided that Mr. Lauren complies with certain non-compete and other restrictive covenants, and all of his unvested restricted stock units will vest and be payable. During the three-year severance period, the Company will be obligated to continue to provide Mr. Lauren with office facilities and secretarial assistance, welfare and medical plan coverage and certain other fringe benefits.
      If Mr. Lauren resigns without good reason or elects not to renew the term of his employment agreement, or if the Company terminates Mr. Lauren’s employment for cause, then Mr. Lauren will be entitled to a lump sum cash payment equal to: (i) the sum of his base salary through the date of termination; (ii) any accrued but unpaid compensation for any prior fiscal year; and (iii) a pro rata portion of his annual bonus for the fiscal year in which termination occurred, to be paid when bonuses are normally paid. In addition, any unvested options held by Mr. Lauren will be forfeited, as will any unvested restricted stock units in the event he resigns prior to the end of the Company’s 2008 fiscal year or elects not to extend the initial term.
      Under Mr. Lauren’s employment agreement, he cannot compete with the Company during the term of his employment and for a period of two years thereafter.
      Roger N. Farah’s Employment Agreement. Mr. Farah’s employment agreement, as amended and restated as of July 23, 2002 and further amended as of July 1, 2004, provides for his employment as President and Chief Operating Officer through April 3, 2010, the last day of our 2010 fiscal year, subject to automatic, successive one year extensions thereafter unless either party gives at least 180 days’ prior notice that the term will not be extended.
      Mr. Farah’s annual base salary is $900,000, and he is eligible to receive an annual incentive bonus ranging from 100% to 300% of his annual salary, subject to the Company’s achievement of performance goals established by the Compensation Committee under the Company’s Executive Officer Annual Incentive Plan, with a target bonus of 200% of his annual salary. In addition, Mr. Farah is credited with deferred compensation of $250,000 a year. Such deferred compensation is credited monthly to Mr. Farah’s account and is deemed, for purposes of determining the value of Mr. Farah’s deferred compensation benefit, to have been invested in one or more mutual funds. Mr. Farah will be entitled to receive an amount equal to the notational value of his deferred compensation account following the termination of his employment.
      Under his agreement, Mr. Farah is entitled to receive grants of restricted stock units under the Company’s 1997 Stock Incentive Plan that, subject to vesting, are payable in shares of the Company’s Class A Common Stock. Mr. Farah received an initial grant of 437,500 restricted stock units on July 1, 2004. Of these, 250,000 will vest in three equal installments at the end of fiscal 2008, fiscal 2009 and fiscal 2010, subject to Mr. Farah’s continued employment. The remaining 187,500 restricted stock units vest, in whole or in part, in three equal installments subject to the Company’s achievement of performance goals established by the Compensation Committee of the Board of Directors under our 1997 Long-Term Stock Incentive Plan and Mr. Farah’s continued employment. The first installment vested in full based on the Company’s net income in fiscal 2005, the second installment vested in full based on the Company’s aggregate net income for fiscal 2005 and fiscal 2006, and the third installment will vest based on the Company’s aggregate net income for the period fiscal 2005 through fiscal 2007. Any restricted stock units that do not vest are cancelled.
      Mr. Farah’s employment agreement also provides for certain additional grants of restricted stock units that will vest, subject to the Company’s performance over multi-year performance periods ending during the term of his employment agreement. Mr. Farah received grants of 187,500 restricted stock units on each of June 15, 2005 and June 15, 2006, and will receive a further grant of 187,500 units in 2007, subject to his continued employment. Each of these grants will vest at the end of a three year performance period, with the first vesting at the end of fiscal 2008, the second vesting at the end of fiscal 2009, and the third vesting at the end of fiscal 2010. The performance criteria for these awards are set by the Compensation Committee on their respective grant dates.
      With respect to each restricted stock unit he receives, Mr. Farah is entitled to dividend equivalents in the form of additional restricted stock units in connection with the payment of cash dividends on the Company’s common stock. Upon the Company’s termination of Mr. Farah’s employment without cause (as defined in his employment agreement), Mr. Farah’s termination of his employment for good reason (as defined in his employment agreement) or Mr. Farah’s death or disability, all of the outstanding awards that are not performance-based will immediately vest and a pro rata portion of the then outstanding performance-based awards will immediately vest, based upon the elapsed portion of the performance period. Upon the termination by the Company for cause or a voluntary resignation by Mr. Farah without good reason, all outstanding unvested restricted stock units will be immediately cancelled and forfeited to the Company.
      Mr. Farah is eligible to participate in all employee benefit plans and arrangements of the Company for its senior executive officers. In connection with the amendment and restatement of his employment agreement on July 23, 2002, Mr. Farah was granted 300,000 shares of restricted stock and options to purchase 400,000 shares of the Company’s Class A Common Stock. The shares of restricted stock vest in equal annual installments on the first five anniversaries of the date of grant. The options vest in equal annual installments on the second, third and fourth anniversaries of the date of grant. If Mr. Farah resigns for good reason or if the Company terminates his employment for any reason other than death, disability, cause or non-renewal, Mr. Farah will be entitled to receive a pro rata portion of his target annual incentive bonus for the year of termination plus an amount, generally payable over Mr. Farah’s severance period, equal to the sum of: (i) the applicable severance multiplier times his annual base salary and (ii) the applicable severance multiplier times his target annual incentive bonus. Mr. Farah’s severance multiplier is the greater of (i) the number of years (including fractions thereof), up to three, remaining in the term and (ii) two. The total number of months in the severance multiplier is Mr. Farah’s severance period. Mr. Farah will be entitled to exercise any options granted to him before July 23, 2002 until the first anniversary of the termination date, and to exercise any vested options granted to him on or after July 23, 2002 until the later of December 31, 2007 or the first anniversary of the termination date. Upon any such termination, the options granted to him on July 23, 2002 shall vest in an amount equal to the percentage of such options that would have been vested on the July 23 following his termination if no termination had occurred. In addition, Mr. Farah shall vest in the number of restricted shares granted to him on July 23, 2002 that would have vested as of the July 23 following his termination if no termination had occurred. In addition, Mr. Farah will be entitled to continued participation in the Company’s health benefit plans and continued payment of his automobile allowance during the severance period.
      If a change of control of the Company occurs prior to any such termination of his employment, then Mr. Farah may elect to receive the cash severance payments described above in two equal lump sum installments, the first payable within 30 days after the date of termination and the second on the first anniversary of the date of termination, and all outstanding options, restricted shares and restricted stock units previously awarded to him, whether pursuant to his employment agreement or otherwise, will immediately vest and, in the case of outstanding options, remain exercisable for a period of at least one year.
      If either the Company or Mr. Farah elects not to extend the term of his employment, Mr. Farah will be entitled to receive his salary through the date of termination plus the annual incentive bonus he would have been entitled to receive had he been employed by the Company through the end of the fiscal year, prorated to the date of termination. If the Company elects not to extend the term, Mr. Farah will also be entitled to receive an amount, payable in twelve equal monthly installments, equal to the sum of (i) his annual base salary and (ii) his target annual incentive bonus. If the Company terminates Mr. Farah for cause or Mr. Farah resigns other than for good reason, he is entitled to receive only his base salary through the date of termination. In the event of Mr. Farah’s termination due to his death or disability, Mr. Farah is entitled to receive all payments due to him through the date of his death or termination due to disability, including a pro-rated annual incentive bonus for the year of termination.
      If the Company and Mr. Farah both determine that part or all of the payments under his employment agreement constitute “parachute payments” under Section 280G(b)(2) of the Internal Revenue Code, then, if the aggregate present value of such parachute payments and all other parachute payments exceeds 2.99 times Mr. Farah’s “base amount”, as defined in Section 280G(b)(3) of the Internal Revenue Code, the payments to Mr. Farah constituting “parachute payments” will be reduced to the extent necessary so that the parachute payments equal 2.99 times Mr. Farah’s “base amount”. However, such amounts will not be so reduced if Mr. Farah determines that without such reduction he would be entitled to receive and retain, on a net after tax basis, a greater amount, on a net after tax basis, than he would be entitled to after such reduction.
      Mr. Farah may not compete with the Company during the term of Mr. Farah’s employment and for 12 months thereafter.
      Jackwyn Nemerov’s Employment Agreement. Ms. Nemerov’s employment agreement, dated as of September 9, 2004, provides for her employment for a five year term at a base salary of not less than $900,000, and an annual incentive bonus opportunity ranging from 57.5% to 200% of her annual base salary, subject to the achievement of performance goals established under the Company’s Executive Officer Annual Incentive Plan. Ms. Nemerov is also entitled to be reimbursed for the cost of a car and driver, and to participate in all other employee benefit plans that by their terms are applicable to her. Pursuant to Ms. Nemerov’s agreement, on October 1, 2004 she was granted 75,000 shares of Class A Common Stock and options to purchase an additional 200,000 shares. Fifteen thousand of these restricted shares will vest each of the first five anniversaries of the grant date, subject to Ms. Nemerov’s continued employment.
      If the Company terminates Ms. Nemerov’s employment for any reason other than death, disability or cause (as defined in her employment agreement), or Ms. Nemerov terminates her employment for good reason (as defined in her employment agreement), Ms. Nemerov shall be entitled to receive, in accordance with the Company’s normal payroll practices, an amount equal to her base salary for a severance period equal to the longer of the remaining term of her employment agreement and one year, plus a lump sum amount at the end of the severance period equal to the bonus paid to Ms. Nemerov for the year preceding the year in which her termination occurs. In addition, Ms. Nemerov will be entitled to continued participation in any group medical, dental or life insurance plans during the severance period. If the Company terminates her employment without cause within 12 months following a change in control of the Company (as defined in her employment agreement), then, in lieu of the foregoing amounts, Ms. Nemerov shall be entitled to receive a lump sum equal to two times the sum of her base salary and the bonus she was paid for the year prior to her termination, any unvested options held by Ms. Nemerov will vest, and all of her vested options will remain exercisable for six months.
      If Ms. Nemerov becomes entitled to one or more payments, whether pursuant to the terms of her employment agreement or any other plan or agreement with the Company or any affiliated company, which are or become subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, Ms. Nemerov is entitled to a gross-up payment as may be necessary to place Ms. Nemerov in the same after-tax position as if no portion of the payments paid to her had been subject to such tax.
      Tracey T. Travis’ Employment Agreement. Ms. Travis’ employment agreement effective as of January 3, 2005, provides for her employment through January 3, 2008 at an annual base salary of $625,000. Ms. Travis is entitled to participate in any applicable annual bonus program that the Company maintains during the term of her employment. Ms. Travis received a sign-on bonus of $250,000 and, due to the fact that she joined the Company during the fourth quarter of fiscal 2005, a fixed bonus of $200,000 in lieu of participation in the Company’s incentive bonus program for Fiscal 2005. If the Company terminates Ms. Travis’ employment for any reason other than death, disability or cause (as defined in her employment agreement), or Ms Travis voluntarily terminates her employment for good reason (as defined in her employment agreement), Ms. Travis will be entitled to continue to receive, in accordance with the Company’s normal payroll practices, an amount equal to her base salary for a severance period of one year or the remaining term of her employment agreement, whichever is longer, plus an amount, payable at the end of the severance period, equal to the bonus that Ms. Travis received for the year immediately preceding the year in which her employment terminates. In addition, Ms. Travis will be entitled to continue her participation during the severance period in any group medical, dental or life insurance plans in which she participated prior to termination. If the Company terminates her employment without cause within 12 months following a Change in Control in the Company, Ms. Travis will be entitled to receive a lump sum amount, payable within 15 days after the termination of her employment, equal to twice the sum of her base annual salary and the bonus she received for the year immediately preceding the year in which her employment terminates, any unvested options held by Ms. Travis will immediately vest, and all vested options held by Ms. Travis will remain exercisable for six months.
      If Ms. Travis voluntarily terminates her employment without good reason, or if the Company terminates her employment for cause, Ms. Travis will be entitled to receive only her base salary through the date of termination. In the event Ms. Travis’s employment terminates due to her death or disability, Ms. Travis or her estate will be entitled to receive all payments due to her through the date of her death or termination due to disability. If her employment terminates before the end of the employment term for any reason other than death, termination by the Company without cause or voluntarily termination by Ms. Travis for good reason, Ms. Travis may not compete with the Company during the remainder of her employment term.
      If Ms. Travis becomes entitled to one or more payments, whether pursuant to the terms of her employment agreement or any other plan or agreement with the Company or any affiliated company, which are or become subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, Ms. Travis is entitled to a gross-up payment as may be necessary to place Ms. Travis in the same after-tax position as if no portion of the payments paid to her had been subject to such tax.
      Mitchell A. Kosh’s Employment Agreement. Mr. Kosh’s employment agreement, as amended and restated as of April 3, 2005, provides for his employment through April 3, 2008 at an annual base salary of $600,000. Mr. Kosh is entitled to participate in any applicable annual bonus program that the Company maintains during the term of his employment. If the Company terminates his employment for any reason other than death, disability or cause (as defined in his employment agreement), or Mr. Kosh voluntarily terminates his employment for good reason (as defined in his employment agreement), Mr. Kosh will be entitled to continue to receive, in accordance with the Company’s normal payroll practices, an amount equal to his base salary for a period of one year or the remaining term of his employment agreement, whichever is longer, plus an amount, payable at the end of the severance period, equal to the bonus that Mr. Kosh received for the year immediately preceding the year in which his employment terminates. In addition, Mr. Kosh will be entitled to continue his participation during the severance period in any group medical, dental or life insurance plans in which he participated prior to termination. If the Company terminates Mr. Kosh’s employment without cause within 12 months following a change in control of the Company, Mr. Kosh will be entitled to receive a lump sum amount, payable within 15 days after the termination of his employment, equal to twice the sum of his base annual salary and the bonus paid to him for the year immediately preceding the year in which his employment terminates, any unvested options held by Mr. Kosh will immediately vest, and all options held by him will remain exercisable for six months.
      If Mr. Kosh voluntarily terminates his employment without good reason, or if the Company terminates his employment for cause, Mr. Kosh will be entitled to receive only his base salary through the date of termination. In the event of Mr. Kosh’s termination due to his death or disability, Mr. Kosh or his estate will be entitled to receive all payments due him through the date of his death or termination due to disability. If his employment terminates before the end of the employment term for any reason other than death, termination by the Company without cause or voluntarily termination by Mr. Kosh for good reason, Mr. Kosh may not compete with the Company during the remainder of his employment term.
      If Mr. Kosh becomes entitled to one or more payments, whether pursuant to the terms of his employment agreement or any other plan or agreement with the Company or any affiliated company, which are or become subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, Mr. Kosh is entitled to a gross-up payment as may be necessary to place Mr. Kosh in the same after-tax position as if no portion of the payments paid to him had been subject to such tax.
Compensation Committee Report
      Compensation Philosophy. The Company’s compensation philosophy, as formulated by the Compensation Committee and endorsed by the Board of Directors, is designed to attract, motivate and retain highly qualified executives and to support a performance-oriented environment that rewards achievement of the Company’s short-term and long-term goals. Consistent with this philosophy, a key objective of the Committee is to ensure that the executive compensation program links a significant portion of compensation directly to the Company’s performance.
      The Company’s compensation structure consists of base salary, variable annual cash bonuses, and long-term incentive awards in the form of stock options, restricted stock awards, and restricted performance share units. The Company also provides deferred compensation and perquisites for selected senior executives. These components of compensation are reviewed both internally and relative to companies that compete with the Company for business and/or executive and creative talent to evaluate the appropriateness of the Company’s executive pay program.
      Base Salary and Bonus. The Company’s employment agreements with Mr. Lauren and certain other executives (“Executive Compensation Agreements”) set forth base salary amounts and provide for an annual bonus payable for attaining performance goals.
      Annual bonuses for fiscal 2006 for Messrs. Lauren and Farah, Ms. Nemerov, Ms. Travis, and Mr. Kosh were provided under the Executive Officer Annual Incentive Plan. The Plan is designed to promote the success of the Company by providing designated executive officers with an opportunity to earn incentive compensation dependent upon that success. The Plan is also intended to provide awards that are “qualified performance-based” compensation under Section 162(m) of the Internal Revenue Code of 1986 as amended (the “Code”). See “Certain Tax Matters” below.
      Payment of annual cash incentive awards to executive officers is based on achievement of pre-established performance goals set by the Committee. These goals reflect the Company’s performance using one or more of the following performance measures: basic or diluted earnings per share, net revenues, gross profit, income before income taxes, income before income taxes less a charge for capital, return on capital, return on equity, return on investment, operating expenses as a percentage of net revenues, selling, general and administrative expenses as a percentage of net revenues, working capital ratios, inventory turn rate and inventory shrinkage control; each as determined in accordance with Generally Accepted Accounting Principles as consistently applied by the Company.
      Performance measures under the Executive Officer Annual Incentive Plan may vary from period to period and from executive officer to executive officer and may be established on a stand-alone basis, in tandem or in the alternative. If so determined by the Committee at the beginning of the period, performance relative to goals may be adjusted, to the extent permitted under Section 162(m) of the Code, to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles.
      Amounts payable under the Plan are based on achievement of performance and strategic goals. The payments so determined may be reduced or eliminated at the Committee’s discretion, but cannot be increased.
      For fiscal 2006, net income before income taxes was the basic performance measure and total Company expense control as a percentage of net revenues was selected as a strategic goal performance measure. Performance relative to Company expense control could increase or decrease the bonuses otherwise payable based on net income before income taxes by up to 10%. In calculating the bonuses, Company performance against the targets was adjusted in accordance with the rules established by the Committee at the start of the fiscal year, for restructuring charges, changes in lease accounting, exclusion of the impact of our acquisition of the formerly licensed Polo Jeans business, certain asset impairments, charges and expenses arising out of the alleged breach of our retail point of sale system in November 2004 and litigation with Jones Apparel Group, Inc. Mr. Lauren’s bonus payment is not adjusted relative to strategic goals.
      Long-Term Equity-Based Incentives. The Committee is responsible for determining long-term equity-based incentive grants under the Company’s Amended and Restated 1997 Long-Term Stock Incentive Plan. Mr. Lauren’s and Mr. Farah’s equity based incentive awards are provided under their employment agreements.
      Stock option and performance-based restricted stock unit awards granted during fiscal 2006 under the 1997 Long-Term Stock Incentive Plan to other executives were determined based on the executive’s position in the Company and an assessment of the prevailing compensation levels among the Company’s competitors and U.S. general industry companies. For performance-based restricted stock unit awards granted in fiscal 2006, the performance measure selected was aggregate net income for the three fiscal year period 2006-2008, subject to adjustment to exclude the effect of certain events and transactions as permitted under the 1997 Long-Term Stock Incentive Plan in accordance with the rules established by the Committee at the start of the fiscal year. Awards granted under the 1997 Long-Term Stock Incentive Plan also may include restricted stock and other performance and stock-based awards.
      Chief Executive Officer Compensation. During fiscal 2006, Mr. Ralph Lauren, the Company’s Chief Executive Officer, was paid a base salary of $1,000,000. This amount is governed by the terms of Mr. Lauren’s employment agreement with the Company, which is described in the preceding “Executive Compensation Agreements” section of this Proxy Statement.
      Mr. Lauren’s employment agreement provides for an annual bonus in fiscal 2006 with a target of $10,000,000 and a maximum of 150% of target, or $15,000,000. Based on the Company’s achievement of performance goals relative to pre-tax net income established by the Committee, for fiscal 2006 Mr. Lauren received an incentive bonus of $15,000,000, his maximum bonus opportunity.
      Under the terms of Mr. Lauren’s employment agreement in June 2004, the Company granted Mr. Lauren 150,000 stock options with an exercise price set at the Fair Market Value of the common stock on the date of the grant as part of the annual stock option grant cycle. These options generally vest ratably over three years (33% per year) beginning on the first anniversary of the date of grant. Mr. Lauren was also granted 100,000 Restricted Stock Units, which will vest on the fifth anniversary of the date of grant, subject to acceleration in certain circumstances as more fully described in Mr. Lauren’s employment agreement. On each date that the corporation issues a cash dividend on the Common Shares, Mr. Lauren is credited with an additional number of restricted stock units (“Dividend Units”) equal to the value of the cash dividend multiplied by the number of Units that Mr. Lauren holds on the record date divided by the fair market value per Common Share on the payment date for such Dividend. Once credited, each Dividend Unit is treated as a Unit subject to the same terms and conditions as the Units from which such Dividend Units are derived.
      Other Executive Officers. The base salaries, annual incentive bonuses, equity awards and other aspects of the compensation of the Company’s other executive officers are reported under “EXECUTIVE COMPENSATION.”
      Certain Tax Matters. Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the corporation’s Chief Executive Officer and the four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. The Company’s Executive Officer Annual Incentive Plan and 1997 Long-Term Stock Incentive Plan are designed to permit the deductibility of awards payable to the Company’s executive officers for Federal income tax purposes.
      In making its decisions, the Committee considers the deductibility of executive compensation, but reserves the right to compensate executive officers in a manner commensurate with performance and the competitive environment for executive and creative talent. As a result, some portions of the compensation paid to an executive officer whose compensation is subject to the deduction limits described above may not be deductible by the Company.

Members of the Compensation Committee:

Joel L. Fleishman (Chair)
Frank A. Bennack, Jr.
Terry S. Semel

STOCK PERFORMANCE GRAPH
      The following graph compares the cumulative total return (stock price appreciation plus dividends) on our Class A Common Stock with the cumulative total return of the Standard & Poor’s 500 Index and the Standard & Poor’s SuperCap Apparel, Accessories & Luxury Goods Index for the period from March 30, 2001, the last trading day in the Company’s 2001 fiscal year, through March 31, 2006, the last trading day in the Company’s 2006 fiscal year. The returns are calculated by assuming an investment in the Class A Common Stock and each index of $100 on March 30, 2001, with all dividends reinvested. As of June 26, 2006, there were 1,487 holders of record of our Class A Common Stock.
COMPARISON OF CUMULATIVE TOTAL RETURN*
AMONG POLO RALPH LAUREN CORPORATION, THE S & P 500 INDEX
AND THE S & P SUPERCAP APPAREL, ACCESSORIES & LUXURY GOODS INDEX

	March 30, 2001	March 28, 2002	March 28, 2003	April 2, 2004	April 1, 2005	March 31, 2006

Polo Ralph Lauren Corporation	$100.00	$106.11	$81.27	$128.66	$141.42	$224.03
S&P 500	$100.00	$100.24	$75.42	$101.91	$108.73	$121.48
S&P SuperCap Apparel, Accessories & Luxury Goods	$100.00	$115.35	$115.94	$173.98	$205.88	$229.34

* $100 invested on 3/30/01 in stock or index-including reinvestment of dividends.
Copyright(c) 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/ S&P.htm

CERTAIN RELATIONSHIPS AND TRANSACTIONS
Registration Rights Agreements
      Certain of the Lauren Family Members (as defined below) and we are parties to a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Lauren Family Members have certain demand registration rights in respect of shares of our Class A Common Stock (including the shares of Class A Common Stock issuable upon conversion of the shares of Class B Common Stock held by them). The Lauren Family Members may make a demand once every nine months. The Lauren Family Members also have an unlimited number of piggyback registration rights in respect of their shares. The piggyback registration rights allow the holders to include all or a portion of the shares of Class A Common Stock issuable upon conversion of their shares of Class B Common Stock under any registration statement filed by the Company, subject to certain limitations.
      We are required to pay all expenses (other than underwriting discounts and commissions of the Lauren Family Members and taxes payable by the Lauren Family Members) in connection with any demand registration, as well as any registration pursuant to the exercise of piggyback rights. We must also indemnify the Lauren Family Members and any underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933.
      As used in this proxy statement, the term “Lauren Family Members” includes only the following persons: (i) Ralph Lauren and his estate, guardian, conservator or committee; (ii) the spouse of Ralph Lauren and her estate, guardian, conservator or committee; (iii) each descendant of Ralph Lauren (a “Lauren Descendant”) and their respective estates, guardians, conservators or committees; (iv) each Family Controlled Entity (as defined below); and (v) the trustees, in their respective capacities as such, of each Lauren Family Trust (as defined below). The term “Family Controlled Entity” means (i) any not-for-profit corporation if at least a majority of its board of directors is composed of Ralph Lauren, Mr. Lauren’s spouse and/or Lauren Descendants; (ii) any other corporation if at least a majority of the value of its outstanding equity is owned by Lauren Family Members; (iii) any partnership if at least a majority of the economic interest of its partnership interests are owned by Lauren Family Members; and (iv) any limited liability or similar company if at least a majority of the economic interest in the company is owned by Lauren Family Members. The term “Lauren Family Trust” includes trusts, the primary beneficiaries of which are Mr. Lauren, Mr. Lauren’s spouse, Lauren Descendants, Mr. Lauren’s siblings, spouses of Lauren Descendants and their respective estates, guardians, conservator or committees and/or charitable organizations, provided that if the trust is a wholly charitable trust, at least a majority of the trustees of such trust consist of Mr. Lauren, the spouse of Mr. Lauren and/or Lauren Family Members.
Other Agreements, Transactions and Relationships
      In connection with the reorganization that preceded our initial public offering in June 1997, we and our stockholders entered into a stockholders’ agreement (the “Stockholders’ Agreement”) which sets forth certain voting and other agreements for the period prior to completion of the initial public offering. All of the provisions of the Stockholders’ Agreement terminated upon completion of the initial public offering, except for certain provisions relating to certain tax matters with respect to our predecessor entities, certain restrictions on transfers of shares of Common Stock and indemnification and exculpation provisions.
      We have entered into indemnification agreements with each of our directors and certain executives. The indemnification agreements require, among other things, that we indemnify our directors and executives against certain liabilities and associated expenses arising from their service as directors and executives of the Company and reimburse certain related legal and other expenses. In the event of a change of control (as defined therein), we will, upon request by an indemnitee under the agreements, create and fund a trust for the benefit of such indemnitee sufficient to satisfy reasonably anticipated claims for indemnification.
      Three employees of the Company perform full-time services for Mr. Lauren which are non-Company related. Pursuant to his employment agreement with us, Mr. Lauren will continue to be entitled to have such employees perform such services provided he reimburses us for the full amount of salary, benefits and other expenses relating to such employees. Mr. Lauren reimbursed us $272,046 for these employees in fiscal 2006. Two of these employees carry out domestic activities in Mr. Lauren’s household and one employee works in an administrative assistant capacity. In addition, during fiscal 2006, certain of our creative services employees spent a portion of their time performing services for Mr. Lauren which are non-Company related. Mr. Lauren reimburses us for all direct expenses that we incur in connection with such employees’ performance of services for him, including an allocation of such employees’ salaries and benefits. We anticipate that certain of our creative services employees will continue to perform services for Mr. Lauren in fiscal 2007. Amounts reimbursed to us by Mr. Lauren for non-Company related services by such creative services employees in fiscal 2006 were approximately $145,336.
      From time to time, both Mr. Lauren (who is required, under his employment agreement, to use private aircraft for security purposes) and other executives use Mr. Lauren’s personal aircraft on Company business. We reimburse Mr. Lauren for such use at market rates for private aircraft. We reimbursed Mr. Lauren $324,485 for the use of his aircraft solely by other executives of the Company in fiscal 2006.
      In connection with the adoption of the “RRL” trademarks by the Company, pursuant to an agreement with the Company, Mr. Lauren retained the royalty-free right to use as trademarks “Ralph Lauren,” “Double RL” and “RRL” in perpetuity in connection with, among other things, beef and living animals. The trademarks “Double RL” and “RRL” are currently used by the Double RL Company, an entity wholly owned by Mr. Lauren. In addition, Mr. Lauren has reserved the right to engage in personal projects involving non-Company related film or theatrical productions through RRL Productions, Inc., a Company wholly-owned by Mr. Lauren.
      Jerome Lauren, our Executive Vice President of Menswear Design, is Ralph Lauren’s brother, and David Lauren, our Senior Vice President of Advertising, Marketing and Corporate Communications, is Ralph Lauren’s son.
(PROPOSAL 2)
PROPOSAL TO AMEND THE 1997 LONG-TERM STOCK INCENTIVE PLAN
      General. On June 9, 1997, the Board of Directors of the Company (the “Board”) adopted the Company’s 1997 Long-Term Stock Incentive Plan (the “1997 Stock Incentive Plan”). The 1997 Stock Incentive Plan, as amended and restated as of July 1, 2004, was approved by stockholders at the Company’s 2004 annual stockholders meeting. The Board subsequently amended the 1997 Stock Incentive Plan on August 12, 2004, to provide that any award (other than in the form of a stock option or SAR) that is settled by the issuance of shares (a “Full Value Award”) would have certain minimum vesting periods (if the award vests solely on the basis of continued employment or service to the Company) and certain minimum performance periods (if the award vests upon the attainment of performance goals), to limit the events on which the vesting of a Full Value Award could be accelerated, and to require stockholder approval for material revisions to the 1997 Stock Incentive Plan or any repricings of stock option grants. These amendments did not require stockholder approval. The 1997 Stock Incentive Plan is now being further amended to clarify that non-employee directors are eligible to receive awards under the 1997 Stock Incentive Plan. This amendment was approved by the Board and became effective on June 30, 2006, subject to obtaining the stockholder approval requested in this proposal.
      In addition, the approval by stockholders of the 1997 Stock Incentive Plan, as amended by the June 30, 2006 amendment, will also have the effect of extending the period (which would have otherwise expired on August 12, 2009, the fifth anniversary of the Company’s 2004 annual meeting) during which the Company may grant awards that qualify as “performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), to August 10, 2011, the fifth anniversary of the date of the Company’s 2006 annual meeting. Section 162(m) of the Code generally does not allow publicly held companies to obtain tax deductions for compensation of more than $1.0 million paid in any year to their chief executive officer, or any of their other four most highly compensated executive officers, unless such payments are “performance-based” in accordance with conditions specified under Section 162(m) of the

Code. One of those conditions requires the Company to obtain stockholder approval of each performance criterion that may be used in granting Performance Compensation Awards (as defined in the 1997 Stock Incentive Plan) and of the performance period over which that award may be earned.
      If the holders of a majority of the common stock of the Company present in person or represented by proxy and entitled to vote at the Annual Meeting approve the June 30, 2006 amendment of the 1997 Stock Incentive Plan, the 1997 Stock Incentive Plan, as so amended, will become effective. If such approval by the Company’s stockholders is not obtained, the 1997 Stock Incentive Plan will continue as it currently exists.
      The following summary of the 1997 Stock Incentive Plan, as amended by the June 30, 2006 amendment, is qualified in its entirety by the specific language of the amended 1997 Stock Incentive Plan.
      Purpose. The purpose of the 1997 Stock Incentive Plan is to promote the interests of the Company and its stockholders by (i) attracting and retaining exceptional directors, officers, employees and third-party service providers of the Company and its subsidiaries; (ii) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.
      Administration. The 1997 Stock Incentive Plan provides that it will be administered by a committee (the “Stock Plan Committee”) which will either be the full Board or a committee of two or more members of the Board designated by the Board to administer the 1997 Stock Incentive Plan, each of whom is required to be a “Non-Employee Director” (within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) and an “outside director” (within the meaning of Section 162(m) of the Code), to the extent Rule 16b-3 and Section 162(m), respectively, are applicable to the Company and the 1997 Stock Incentive Plan; provided, that the Stock Plan Committee may delegate to one or more officers of the Company the authority to grant awards to participants who are not officers or directors of the Company subject to Section 16 of the Exchange Act or “covered employees” within the meaning of Code Section 162(m). The mere fact that a Stock Plan Committee member fails to qualify as a Non-Employee Director or outside director (within the meaning of Rule 16b-3) will not invalidate any award made by the Stock Plan Committee which award is otherwise validly made under the 1997 Stock Incentive Plan. The Compensation Committee of the Board currently serves as the Stock Plan Committee.
      Effective Date. The 1997 Stock Incentive Plan became effective as of June 9, 1997 and has been subsequently amended, most recently (prior to the June 30, 2006 amendment) on August 12, 2004. The June 30, 2006 amendment of the 1997 Stock Incentive Plan is effective, subject to obtaining the stockholder approval requested in this proposal.
      Eligibility. Any director, officer, employee or third party service provider (who is a natural person) of the Company or any of its subsidiaries is eligible to be designated a participant under the 1997 Stock Incentive Plan. The Stock Plan Committee has the sole and complete authority to determine the participants to whom awards will be granted under the 1997 Stock Incentive Plan.
      Number of Authorized Shares and Types of Awards. The 1997 Stock Incentive Plan authorizes the grant of awards to participants with respect to a maximum of 26,000,000 shares of the Company’s Class A Common Stock (the “Shares”), subject to adjustment to avoid dilution or enlargement of intended benefits in the event of certain significant corporate events, which awards may be made in the form of (i) nonqualified stock options (“NSOs”); (ii) stock options intended to qualify as incentive stock options under Section 422 of the Code; (iii) stock appreciation rights (“SARs”); (iv) restricted stock and/or restricted stock units; (v) performance awards (being other awards denominated in Shares and valued in accordance with the achievement of performance goals established by the Stock Plan Committee) and (vi) other stock based awards (being awards denominated in Shares other than those described above); provided, that the maximum number of Shares with respect to which Awards may be granted to any non-employee director of the Company may not exceed 25,000 in any fiscal year, the maximum number of Shares with respect to which stock options and SARs may be granted to any participant in the 1997 Stock Incentive Plan in any fiscal year may not exceed 1,000,000 and the maximum number of Shares which may be paid to a participant in the 1997 Stock Incentive Plan in connection with the settlement of any award(s) designated as a Performance

Compensation Award (as defined in the 1997 Stock Incentive Plan) in respect of a single performance period is 1,000,000 or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof. In addition, of the Shares reserved for issuance under the Plan, no more than 26,000,000 of the reserved Shares may be issued pursuant to incentive stock options.
      Except with respect to a maximum of 5% of the Shares authorized under the 1997 Stock Incentive Plan, any Full Value Awards that vest solely on the basis of the participant’s continued employment with or provision of service to the Company will not provide for vesting that is any more rapid than annual pro rata vesting over a three year period, and any Full Value Awards that vest upon the attainment of performance goals shall provide for a performance period of at least twelve months. Subject to the rights of any participants under an award outstanding as of August 12, 2004, the vesting of Full Value Awards may only be accelerated upon death, disability, retirement or other termination of employment or services of the participant, or a change of control (as defined in the 1997 Stock Incentive Plan). If any Shares covered by an award granted under the 1997 Stock Incentive Plan, or to which such an award relates, are forfeited, or if an award has expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise or vesting), or if Shares are used to pay the exercise price of a stock option or to pay any required tax withholding, then such Shares will again be, or will become, Shares with respect to which awards may be granted under the 1997 Stock Incentive Plan. In addition, shares of Stock delivered (either directly or by means of attestation or withholding) in full or partial payment of the exercise price of any award or of any tax withholding obligation, shall be deducted from the number of Shares delivered to the participant pursuant to such award for purposes of determining the number of Shares acquired pursuant to the 1997 Stock Incentive Plan.
      As of June 26, 2006, approximately 9,626,632 Shares had been issued pursuant to awards granted under the Stock Incentive Plan, approximately 10,708,694 Shares were subject to currently outstanding awards, vested and unvested, under the Stock Incentive Plan and approximately 5,784,699 additional shares were available for grant under the Stock Incentive Plan. As of June 26, 2006, the closing price of one Share was $54.51.
      Awards made under the 1997 Stock Incentive Plan will be subject to such terms, including vesting and exercise price (which shall be no less than Fair Market Value (as defined in the 1997 Stock Incentive Plan) of a share as of the date of grant with respect to options and SARs) if applicable, as may be determined by the Stock Plan Committee and specified in the applicable award agreement or thereafter; provided, that stock options that are intended to qualify as incentive stock options will be subject to terms and conditions that comply with such rules as may be prescribed by Section 422 of the Code. In addition, stock options and SARs granted under the 1997 Stock Incentive Plan will have a maximum term of ten years. Payment in respect of the exercise of an option granted under the 1997 Stock Incentive Plan may be made in cash, or its equivalent, or (i) by tendering to the Company Shares (including by means of attestation of ownership of a sufficient number of Shares in lieu of actual delivery of such Shares to the Company) valued at fair market value at the time the option is exercised, which are not the subject of any pledge or other security interest and which have been owned by such optionee for at least 6 months or which have such other characteristics, if any, as may be determined by the Stock Plan Committee or (ii) subject to such rules as may be established by the Stock Plan Committee, through delivery of irrevocable instructions to a broker to sell the Shares being acquired upon exercise of the option and to deliver promptly to the Company an amount equal to the aggregate exercise price, or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the fair market value of such Shares so tendered to the Company as of the date of such tender is at least equal to the aggregate exercise price of the option.
      In addition to the foregoing, the Stock Plan Committee will have the discretion to designate any award as a Performance Compensation Award. While awards in the form of stock options and SARs are intended to qualify as “performance-based compensation” under Section 162(m) of the Code this form of award enables the Stock Plan Committee to treat certain other awards under the 1997 Stock Incentive Plan as “performance-based compensation” and thus preserve deductibility by the Company for Federal income tax purposes of such awards which are made to individuals who are “covered employees” as defined in Section 162(m) of the Code.

      Each Performance Compensation Award will be payable only upon achievement over a specified performance period of a duration of at least one year of a pre-established objective performance goal established by the Stock Plan Committee for such period. The Stock Plan Committee may designate one or more performance criteria for purposes of establishing a performance goal with respect to Performance Compensation Awards made under the 1997 Stock Incentive Plan. The performance criteria that will be used to establish such performance goals will be based on the attainment of specific levels of performance of the Company (or subsidiary, affiliate, division or operational unit in the Company) and will be limited to the following: net earnings or net income (before or after taxes); basic or diluted earnings per share (before or after taxes); net revenue or net revenue growth; gross profit or gross profit growth; net operating profit (before or after taxes); return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); earnings before or after taxes, interest, depreciation, and/or amortization; gross or operating margins; productivity ratios; share price (including, but not limited to, growth measures and total stockholder return); expense targets; margins; operating efficiency; objective measures of customer satisfaction; working capital targets; measures of economic value added, and inventory control.
      With regard to a particular performance period, the Stock Plan Committee will have the discretion, subject to the 1997 Stock Incentive Plan’s terms, to select the length of the performance period, the type(s) of Performance Compensation Award(s) to be issued, the performance goals that will be used to measure performance for the period and the performance formula that will be used to determine what portion, if any, of the Performance Compensation Award has been earned for the period. Such discretion will be exercised by the Stock Plan Committee in writing no later than 90 days after the commencement of the performance period and performance for the period shall be measured and certified by the Stock Plan Committee upon the period’s close. In determining entitlement to payment in respect of a Performance Compensation Award, the Stock Plan Committee may through use of negative discretion reduce or eliminate such award, provided such discretion is permitted under Section 162(m) of the Code.
      Each award, and each right under any award, will be exercisable only by the participant during the participant’s lifetime, or, if permissible under applicable law, by the participant’s guardian or legal representative, and no award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant otherwise than by will or by the laws of descent and distribution. Any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable against the Company or any affiliate; provided, that the designation of a beneficiary will not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. Notwithstanding the foregoing, the Stock Plan Committee has the discretion under the 1997 Stock Incentive Plan to provide that options granted under the 1997 Stock Incentive Plan that are not intended to qualify as incentive stock options may be transferred without consideration to certain family members or trusts, partnerships or limited liability companies whose only beneficiaries or partners are the original grantee and/or such family members.
      In the event of a “change of control” (as defined in the 1997 Stock Incentive Plan), any outstanding awards then held by participants which are unexercisable or otherwise unvested will automatically be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such change of control.
      Amendment and Termination. The Board may amend, alter, suspend, discontinue, or terminate the 1997 Stock Incentive Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination (i) will be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, (ii) may adversely affect the rights of any participant with respect to awards previously granted under the 1997 Stock Incentive Plan without such participant’s consent and (iii) no material revision to the 1997 Stock Incentive Plan will be made without stockholder approval. A “material revision” will include, without limitation: (1) a material increase in the number of Shares available under the 1997 Stock Incentive Plan (other than an increase solely to reflect a reorganization, stock split, merger, spin-off or similar transaction); (2) an expansion of the types of awards available under the 1997 Stock Incentive Plan; (3) a material expansion of the class of employees, directors or other service providers eligible to participate in the plan; (4) a material extension of the term of the 1997 Stock Incentive Plan; (5) a material change to the method of determining the exercise price of options under the 1997 Stock Incentive Plan; and (6) the deletion or limitation of any provision prohibiting repricing of options. In addition, the Stock Plan Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award previously granted or the associated award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any participant or any holder or beneficiary of any award previously granted shall not to that extent be effective without the consent of the affected participant, holder or beneficiary; and provided, further, that, without stockholder approval, (x) no amendment or modification may reduce the exercise price of any option, (y) the Stock Plan Committee may not cancel any outstanding option and replace it with a new option (with a lower exercise price) in a manner which would either be reportable on the Company’s proxy statement as options which have been repriced, or result in any option being accounted for under the “variable” method for financial statement reporting purposes and (z) the Stock Plan Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any applicable stock exchange. The 1997 Stock Incentive Plan will expire on June 30, 2014.
Federal Income Tax Consequences.
      The following summary of the federal income tax consequences of the grant and exercise of awards under the 1997 Stock Incentive Plan and the disposition of Shares purchased pursuant to the exercise of such awards is intended to reflect the current provisions of the Internal Revenue Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address state and local tax considerations. Moreover, the federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant. For these reasons, Participants are urged to consult their own tax advisors with respect to the consequences of their participation in the 1997 Stock Incentive Plan.
      Options. No income will be realized by a participant upon grant of a NSO. Upon the exercise of a NSO, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying Shares over the option exercise price (the “Spread”) at the time of exercise. The Spread will be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those sections. The Participant’s tax basis in the underlying Shares acquired through the exercise of a NSO will equal the exercise price plus the amount taxable as compensation to the participant. Upon the sale of the Shares received by the participant upon exercise of the NSO, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period. The Participant’s holding period for Shares acquired pursuant to the exercise of a NSO will begin on the date of exercise of such option.
      Pursuant to currently applicable rules under Section 16(b) of the Exchange Act, the grant of an option (and not its exercise) to a person who is subject to the reporting and short-swing profit provisions under Section 16 of the Exchange Act (a “Section 16 Person”) begins the six-month period of potential short-swing liability. The taxable event for the exercise of an option that has been outstanding at least six months ordinarily will be the date of exercise. If an option is exercised by a Section 16 Person within six months after the date of grant, however, taxation ordinarily will be deferred until the date which is six months after the date of grant, unless the person has filed a timely election pursuant to Section 83(b) of the Code to be taxed on the date of exercise. Under current rules promulgated under Section 16(b) of the Exchange Act, the six month period of potential short-swing liability may be eliminated if the option grant (i) is approved in advance by the Company’s board of directors (or a committee composed solely of two or more Non-Employee Directors) or (ii) is approved in advance, or subsequently ratified by the Company’s stockholders no later than the next annual meeting of stockholders. Consequently, the taxable event for the exercise of an option that satisfies either of the conditions described in clauses (i) or (ii) above will be the date of exercise.
      The Code requires that, for ISO treatment, Shares acquired through the exercise of an ISO cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. ISO holders will generally incur no federal income tax liability at the time of grant or upon exercise of such options. However, the spread at exercise will be an “item of tax preference” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the participant does not dispose of the Shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the Shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of an ISO. If, within two years following the date of grant or within one year following the date of exercise, the holder of Shares acquired through the exercise of an ISO disposes of such Shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the Share on the date of initial exercise or the amount realized on the subsequent disposition of the Shares, and such amount will generally be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an otherwise qualifying ISO becomes first exercisable in any one year for Shares having a value in excess of $100,000 (grant date value), the portion of the option in respect of such excess Shares will be treated as a NSO for federal income tax purposes.
      The payment by a participant of the exercise price, in full or in part, with previously acquired Shares will not affect the tax treatment of the exercise described above. No gain or loss generally will be recognized by the participant upon the surrender of the previously acquired Shares to the Company, and the Shares received by the participant, equal in number to the previously surrendered Shares, will have the same tax basis as the Shares surrendered to the Company and will have a holding period that includes the holding period of the Shares surrendered. The value of the Shares received by the participant in excess of the number of Shares surrendered to the Company will be taxable to the participant. Such additional Shares will have a tax basis equal to the fair market value of such additional Shares as of the date ordinary income is realized, and will have a holding period that begins on the date ordinary income is realized.
      SARs. No income will be realized by a participant upon the grant of a SAR. Upon the exercise of a SAR a participant who receives a cash payment will have taxable compensation equal to the full amount of such payment. If the participant receives Shares upon the exercise of a SAR, the participant will have ordinary taxable income equal to the excess of the fair market value of the Shares on the date of exercise over the amount paid for such Shares. In either case, the amount of taxable compensation to the participant will be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. If the participant receives Shares upon the exercise of a SAR, the participant’s tax basis in the Shares will be equal to the amount taxable as compensation to the participant. Upon the sale of the Shares acquired through the exercise of a SAR, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period. The participant’s holding period for Shares acquired pursuant to the exercise of a SAR will begin on the date of exercise of such SAR.
      Restricted Stock. A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the excess of the fair market value of the Shares on that date over the amount the participant paid for such Shares, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act.) The participant will have a tax basis in the Shares equal to the amount the participant paid for such Shares plus the amount taxable as compensation to the participant. Upon the sale of the Shares, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period. The amount of taxable compensation to the participant will be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections.

      Restricted Stock Units. A participant will not be subject to tax upon the grant of a restricted stock unit award. A participant who receives a cash payment pursuant to a restricted stock unit will have taxable compensation equal to the full amount of such payment. If a participant receives Shares pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the excess of the fair market value of the Shares on that date over the amount the participant paid for such Shares. (Special rules apply to the receipt and disposition of Shares received by officers and directors who are subject to Section 16(b) of the Exchange Act.) The participant will have a tax basis in the Shares equal to the amount the participant paid for such Shares plus the amount taxable as compensation to the participant. Upon the sale of the Shares, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period. The amount of taxable compensation to the participant will be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections.
      New Plan Benefits. Generally, awards to be granted in the future under the 1997 Stock Incentive Plan are at the discretion of the Stock Plan Committee. As such, with the exception of Mr. Lauren and Mr. Farah, whose award grants are provided for in their respective employment agreements, it is not possible to determine the benefits or the amounts to be received under the 1997 Stock Incentive Plan by the Company’s officers, employees or third party service providers. The following table sets forth the number of shares of Class A Common Stock and restricted stock units that will be received by or allocated to each of the following under the 1997 Stock Incentive Plan by contract. Other future awards that may be granted in the discretion of the Stock Plan Committee are not determinable.

Name and Position	Number of Shares

Ralph Lauren, Chairman of the Board and Chief Executive Officer	Subject to continued employment, annual option grant of 150,000 shares of the Company’s Class A Common stock and annual grant of 100,000 restricted stock units during the term of his employment agreement. See “EXECUTIVE COMPENSATION — Executive Compensation Agreements.”
Roger N. Farah, President and Chief Operating Officer	187,500 restricted stock units to be granted in 2007, subject to continued employment. See “EXECUTIVE COMPENSATION — Executive Compensation Agreements.”
Tracey T. Travis, Senior Vice President and Chief Financial Officer	—
Jackwyn Nemerov, Executive President	—
Mitchell A. Kosh, Senior Vice President, Human Resources and Legal	—
All Executive Officers as a Group	150,000 options and 287,500 restricted stock units with respect to current employment periods.
All Non-Executive Directors as a Group	—
All Non-Executive Officer Employees as a Group	—
      The affirmative vote of a majority of the total number of shares of common stock represented at the Annual Meeting and entitled to vote is needed to amend the 1997 Long-Term Stock Incentive Plan.
      THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE 1997 LONG-TERM STOCK INCENTIVE PLAN. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCK-HOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXIES.

(PROPOSAL 3)
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
      The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as the independent auditor to audit the financial statements of the Company and its subsidiaries for the year ending March 31, 2007. A resolution will be presented at the meeting to ratify their appointment.
      All services provided by Deloitte & Touche in fiscal 2006 have been reviewed with the Audit Committee to confirm that the performance of such services is consistent with the regulatory requirements for auditor independence.
Independent Auditor Fees
      The Audit Committee has adopted a policy governing the pre-approval by the Audit Committee of all services, audit and non-audit, to be provided to the Company by its independent auditor. Under the policy, the Audit Committee has generally pre-approved the provision by the Company’s independent auditors of specific audit, audit related, tax and other non-audit services, subject to the fee limits established from time to time by the Audit Committee, as being consistent with auditor independence. The provision of all other services, and all generally pre-approved services in excess of the applicable fee limits, by the independent auditors must be specifically pre-approved by the Audit Committee on a case-by-case basis. Our Chief Financial Officer is required to determine if any request or application for services proposed to be performed by the independent auditors has the general pre-approval of the Audit Committee, and the Audit Committee must be updated at each regularly scheduled meeting of the generally pre-approved services performed by the independent auditor since the Committee’s last regularly scheduled meeting. Requests or applications to provide services that require the specific pre-approval of the Audit Committee must be submitted to the Committee by both the independent auditor and our Chief Financial Officer, and both must advise the Committee as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence. The Audit Committee may delegate either type of pre-approval authority to one or more of its members, and has currently delegated such authority to the Committee’s Chair. All pre-approved decisions made by the delegated member or members must be reported to the full Audit Committee at its next scheduled meeting.
      For fiscal 2006, the Audit Committee established fee limits on generally pre-approved services outside the scope of the pre-approved annual audit engagement of $500,000 for tax services, $500,000 for due diligence services in connection with acquisitions or dispositions, and $250,000 for all other generally pre-approved non-audit services.
      Aggregate fees, including expenses, for professional services rendered for the Company by Deloitte & Touche for fiscal 2006 and fiscal 2005 were:

	Fiscal 2006	Fiscal 2005

Audit fees	$4,994,700	$4,888,985
Audit-related fees	604,600	427,288
Tax fees	959,824	1,341,389
All other fees	—	—

Total	$6,559,124	$6,657,662

      Audit Fees. Audit fees are fees billed by Deloitte & Touche for professional services for the audit of the Company’s annual financial statements and internal control over financial reporting. Audit fees also include fees billed for professional services for the review of financial statements included in the Company’s Form 10-Qs and for services that are normally provided by Deloitte & Touche in connection with statutory and regulatory filings or engagements.
      Audit-related Fees. Audit related fees are fees billed by Deloitte & Touche for assurance and related services that are related to the performance of the audit or review of the Company’s financial statements.

These services include employee benefit plan audits, contractually agreed upon audits, accounting consultations and due diligence services.
      Tax Fees. Tax fees are fees billed by Deloitte & Touche for tax consulting and compliance services and tax acquisition and tax due diligence services, including tax consulting in connection with the operational consolidation of the Company’s European businesses.
      All Other Fees. All other fees are fees billed by Deloitte & Touche for any services that did not constitute audit fees, audit-related fees or tax fees. No such services were provided by Deloitte & Touche to the Company in fiscal 2006 or fiscal 2005.
      A representative of Deloitte & Touche will be present at the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions by stockholders.
      The affirmative vote of a majority of the total number of shares of common stock represented at the annual meeting of stockholders and entitled to vote is needed to ratify Deloitte & Touche’s appointment. If the stockholders do not ratify the appointment of Deloitte & Touche, the selection of the independent auditor will be reconsidered by the Audit Committee of the Board of Directors.
      THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2007. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXIES.
PROXY PROCEDURE AND EXPENSES OF SOLICITATION
      The Company will retain an independent tabulator to receive and tabulate the proxies and independent inspectors of election to certify the results.
      All expenses incurred in connection with the solicitation of proxies will be borne by the Company. The Company will reimburse brokers, fiduciaries, custodians and other nominees for their costs in forwarding proxy materials to beneficial owners of Common Stock held in their names.
      Solicitation may be undertaken by mail, telephone, personal contact or other similar means by directors, officers and employees of the Company without additional compensation.
ADDITIONAL MATTERS
Stockholder Proposals for the 2007 Annual Meeting
      Stockholders intending to present a proposal at the 2007 annual meeting of stockholders and have it included in our proxy statement for that meeting must submit the proposal in writing to Polo Ralph Lauren Corporation, Attention: Secretary, 650 Madison Avenue, New York 10022. We must receive such proposals no later than March 5, 2007. It is suggested that proposals be submitted by certified mail, return receipt requested.
      Stockholders intending to present a proposal at the 2007 annual meeting of stockholders without inclusion of the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our By-laws. The By-laws require, among other things, that the Company receive written notice from the stockholder of the intent to present such proposal or nomination no more than 90 days and no less than 60 days prior to the scheduled date of the meeting (or, if less than 70 days’ notice or prior public disclosure of the date of the meeting is given, by the tenth day following the earlier of (i) the day such notice was mailed or (ii) the day such public disclosure was made).
      A stockholder’s notice to the Company must include a full description of such proposal (including all information that would be required in connection with such proposal under the SEC’s proxy rules if such proposal were the subject of a proxy solicitation and the written consent of each nominee for election to the Board of Directors named therein (if any) to serve if elected) and the name, address and number of shares of Common Stock held of record or beneficially as of the record date for such meeting by the person proposing to bring such proposal before the meeting.
      Nothing in this section shall be interpreted or construed to require the inclusion of information about any stockholder proposal in the Company’s proxy statement.
Electronic Access to Annual Meeting Materials
      This proxy statement, our annual report to stockholders and our Form 10-K annual report are available on our website at http://investor.polo.com. You can save your Company postage and printing expense by consenting to access these documents over the internet. If you consent, you will receive notice next year when these documents are available with instructions on how to view them and submit voting instructions. If you are a stockholder of record, you may sign up for this service by checking the appropriate box on the accompanying proxy card. If you hold your shares through a bank, broker or other holder of record, contact the record holder for information regarding electronic access of materials. Your consent to electronic access will remain in effect until you revoke it. If you choose electronic access, you may incur costs, such as telephone and internet access charges, for which you will be responsible.
Other Business
      As of the mailing date of this proxy statement, the Board of Directors knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders that may properly come before the meeting. If any stockholder proposal or other matter were to properly come before the meeting, including voting for the election of any person as a director in place of a nominee named herein who becomes unable to serve or for good cause will not serve or voting on a proposal omitted from this proxy statement pursuant to the rules of the SEC, all proxies received will be voted in accordance with the discretion of the proxy holders, unless a stockholder specifies otherwise in his or her proxy.
      The form of proxy and the proxy statement have been approved by the Board of Directors and are being mailed and delivered to stockholders by its authority.

Ralph Lauren
Chairman & Chief Executive Officer
New York, New York
July 3, 2006

APPENDIX A
Polo Ralph Lauren Corporation
Charter of the Audit Committee
of the Board of Directors
      The Audit Committee of the Board of Directors (the “Board”) of Polo Ralph Lauren Corporation (the “Corporation”), by resolutions dated February 4, 2003, has adopted this Audit Committee Charter, which supersedes the charter previously adopted on June 23, 2000. The Audit Committee of the Board (the “Audit Committee”) shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

I.	Purpose
      The primary objective of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to (a) the Corporation’s financial statements, (b) the Corporation’s compliance with legal and regulatory requirements, (c) the independent auditors’ qualifications and independence, and (d) the performance of the Corporation’s internal audit function and independent auditors.
      Although the Audit Committee has the powers and responsibilities set forth in this Charter, the role of the Audit Committee is oversight. The members of the Audit Committee are not full-time employees of the Corporation and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacities. Consequently, it is not the duty of the Audit Committee to conduct audits or to determine that the Corporation’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

II.	Organization
      The Audit Committee shall consist of three or more directors, each of whom shall satisfy the independence, financial literacy and experience requirements of Section 10A of the Securities Exchange Act, the New York Stock Exchange and any other regulatory requirements. The members of the Audit Committee shall be appointed by the Board.
      The Audit Committee may form and delegate authority to subcommittees when appropriate.

III.	Meetings
      The Audit Committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require. As part of its job to foster open communication, the Audit Committee shall meet periodically with management, the chief internal auditor and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or any of these groups believe should be discussed privately.
      The members of the Audit Committee shall select a chairperson who will preside at each meeting of the Audit Committee and, in consultation with the other members of the Audit Committee, shall set the frequency and length of each meeting and the agenda of items to be addressed at each upcoming meeting. The chairperson shall ensure that the agenda for each upcoming meeting of the Audit Committee is circulated to each member of the Audit Committee in advance of the meeting.
      The chairperson of the Audit Committee will appoint someone to act as Secretary of each meeting who will prepare minutes of the meeting. After approval by the Audit Committee members, the Secretary of the Corporation will maintain files of the minutes. Copies will be furnished to each Director of the Corporation who is not a member of the Audit Committee.

IV.	Authority and Responsibilities
      The Audit Committee shall have the sole authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors for stockholder approval), and shall approve all audit engagement fees and terms and all significant non-audit engagements with the independent auditors. The Audit Committee shall consult with management and the internal audit group but shall not delegate these responsibilities.
      To fulfill its responsibilities, the Audit Committee shall:
      With respect to the independent auditors:

1. Be directly responsible for the appointment, compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting and reviewing with management and the independent accountants instances where management has obtained “second opinions” from other accountants) for the purpose of preparing the audit report or related work.

2. Inform the independent accountants and management that the Audit Committee will maintain open communication with the independent accountants at all times, and that the Audit Committee Chairman may call a special meeting with them whenever necessary.

3. Have the sole authority to review in advance, and grant any appropriate pre-approvals of (a) all auditing services to be provided by the independent auditors and (b) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act, and in connection therewith to approve all fees and other terms of engagement. The Audit Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act with respect to non-audit services.

4. Review on an annual basis the performance of the independent auditors.

5. Ensure that the independent auditors submit to the Audit Committee on an annual basis a written statement consistent with Independent Standards Board Standard No. 1, discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and satisfy itself as to the independent auditors’ independence.

6. At least annually, obtain and review an annual report from the independent auditors describing (a) the independent auditors’ internal quality control procedures and (b) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

7. Confirm that the lead audit partner, the concurring partner and the other audit partners have not performed audit services for the Corporation in contravention of the rotation requirements of Rule 2-01(c)(b) of Regulation S-X.

8. Review all reports required to be submitted by the independent auditors to the Audit Committee under Section 10A of the Securities Exchange Act.

9. Review, based upon the recommendation of the independent auditors and the chief internal auditor, the scope and plan of the work to be done by the independent auditors.
      With respect to the annual financial statements:

10. Review and discuss with management and the independent auditors the Corporation’s annual audited financial statements, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

11. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

12. Recommend to the Board, if appropriate, that the Corporation’s annual audited financial statements be included in the Corporation’s annual report on Form 10-K for filing with the Securities and Exchange Commission.

13. Prepare the report required by the Securities and Exchange Commission to be included in the Corporation’s annual proxy statement and any other reports of the Audit Committee required by applicable securities laws or stock exchange listing requirements or rules.
      With respect to quarterly financial statements:

14. Review and discuss with management and the independent auditors the Corporation’s quarterly financial statements, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
      Annual reviews:

15. Discuss with management and the independent auditors any major issues relating to the accounting principles used in the preparation of the Corporation’s financial statements, including any significant changes in the Corporation’s selection or application of accounting principles. Review and discuss analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative approaches under GAAP on the financial statements.
      Periodic reviews:

16. Periodically review separately with management and the independent auditors (a) any significant disagreement between management and the independent auditors or the internal audit group in connection with the preparation of the financial statements and (b) any difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.
      Discussions with management:

17. Discuss with management the Corporation’s earnings press releases, including the use of non-GAAP financial measures (as defined in Regulation G), as well as financial information and earnings guidance provided to analysts and rating agencies. This may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made); the Audit Committee need not discuss in advance each earnings release or each instance in which the Corporation may provide earnings guidance.

18. Review and discuss with management the Corporation’s major risk exposures and the steps management has taken to monitor, control and manage such exposures, including the Corporation’s risk assessment and risk management guidelines and policies.
      With respect to the internal audit function and internal controls:

19. Review, based upon the recommendation of the independent auditors and the chief internal auditor, the scope and plan of the work to be done by the internal audit group and the responsibilities, budget and staffing needs of the internal audit group.

20. Review on an annual basis the performance of the internal audit group.

21. In consultation with the independent auditors, review major issues as to the adequacy of the Corporation’s internal controls and any special audit steps adopted in light of material deficiencies in controls.

22. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding the questionable accounting or auditing matters.

23. Review (i) the internal control report prepared by management, including management’s assessment of the effectiveness of the Corporation’s internal control structure and procedures for financial reporting and (ii) the independent auditors’ attestation, and report, on the assessment made by management.

      Other:

24. Review and approve (a) any change or waiver in the Corporation’s code of ethics for the chief executive officer, the chief operating officer and senior financial officers and (b) any public disclosure of such change or waiver.

25. Establish a policy addressing the Corporation’s hiring of employees or former employees of the independent auditors who were engaged on the Corporation’s account.

26. Review and reassess the adequacy of this Charter annually and recommend to the Board any changes deemed appropriate by the Audit Committee.

27. Review its own performance annually.

28. Report regularly to the Board and review with the full Board any issues that may arise with respect to the quality or integrity of the Corporation’s financial statements, its compliance with applicable legal and regulatory requirements, the performance and independence of the independent auditors and the performance of the internal audit group.

29. Perform any other activities consistent with this Charter, the Corporation’s by-laws and governing law as the Audit Committee or the Board deems necessary or appropriate.

V.	Resources
      The Audit Committee shall have the authority to retain independent legal, accounting and other consultants to advise the Audit Committee. The Audit Committee shall determine the extent of funding necessary for payment of compensation to any independent legal, accounting and other consultants retained to advise the Audit Committee. The Audit Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

APPENDIX B
Polo Ralph Lauren Corporation
Definition of “Independent” Directors
      The Board of Directors has established these guidelines to assist it in determining whether or not directors have a material relationship with the Company for purposes of determining independence under the New York Stock Exchange’s Corporate Governance Rules. In each case, the Board will broadly consider all relevant facts and circumstances and shall apply the following standards (in accordance with the guidance, and subject to the exceptions provided by, the New York Stock Exchange in its Commentary to its Corporate Governance Rules where applicable).

1.	Employment and Commercial Relationships Affecting Independence.
      A director will not be independent if: (i) the director is, or has been within the last three years, an employee of the Company or any member of the Lauren Group; (ii) an immediate family member of the director is, or has been within the last three years, an executive officer of the Company; (iii) (A) the director or an immediate family member is a current partner of a firm that is the Company’s internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the listed Company’s audit within that time; (iv) the director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company or any member of the Lauren Group, other than (x) director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service) and (y) compensation received by an immediate family member for service as an employee of the Company (other than as an executive officer); (v) the director or an immediate family member of the director is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee; or (vi) the director is a current employee, or an immediate family member of the director is a current executive officer, of a company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues.
      In addition, a director will not be independent if his or her spouse, parent, sibling or child is employed by the Company.

2.	Relationships Not Deemed to Impair Independence.
      Subject to Section (a) above, the following relationships are not deemed to be material relationships that would impair a director’s independence.
      Non-management Directors. The director is a non-management director of another company that does business with the Company.
      Commercial Relationships. The director is an employee or executive officer, or an immediate family member of the director is an executive officer, of another company that does business with the Company; provided in either case that

(i) such business was entered into in the ordinary course of the Company’s business and on substantially the same terms as those prevailing at the time for comparable business with unaffiliated third parties; and

(ii) termination of the relationship in the normal course of business would not reasonably be expected to have a material adverse effect on the financial condition, results of operations or business of the other company.

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      Tax-Exempt Organization Relationships. The director (or an immediate family member of the director) serves as a director, officer or trustee of a tax-exempt organization, and the Company’s discretionary charitable contributions to the organization and the charitable contributions of the Lauren Group to the organization do not, in the aggregate, exceed the greater of $100,000 or 1% of the organization’s aggregate annual charitable receipts during the organization’s preceding fiscal year. (Any automatic matching by the Company of employee charitable contributions are not included in the Company’s contributions for this purpose.)

3.	Disclosure.
      For relationships that are either not covered by, or do not satisfy, these guidelines, the determination of whether the relationship is material or not, and therefore whether the director would be independent or not, shall be made by the directors satisfying all the independence guidelines set forth above. The Company will explain in its next proxy statement thereafter the basis for any board determination that any such relationship was immaterial.

4.	Definitions.
      For purposes of these guidelines, the (i) term “immediate family member” shall have the meaning ascribed to it by the New York Stock Exchange Corporate Governance Rules (including the Commentary thereto), (ii) the term “the Company” includes any entity in the Company’s consolidated group, (iii) the “Lauren Group” consists of Ralph Lauren, any member of his immediate family or any entity controlled by Ralph Lauren or members of his immediate family, and (iv) the term “executive officer” has the same meaning specified for the term “officer” in Rule 16a-1(f) under the Securities Exchange Act of 1934.

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POLO RALPH LAUREN CORPORATION
CLASS A COMMON STOCK
PROXY
ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
     The undersigned, revoking all previous proxies, hereby constitutes and appoints Roger N. Farah, Tracey T. Travis and Jonathan D. Drucker, and each of them, proxies with full power of substitution to vote for the undersigned all shares of Class A Common Stock of Polo Ralph Lauren Corporation that the undersigned would be entitled to vote if personally present at the Annual Meeting of the Stockholders to be held on August 10, 2006 at the St. Regis Hotel, 20th Floor Penthouse, 2 East 55th Street, New York, New York, at 9:30 a.m. (local time), and at any adjournment or postponement thereof, upon the matters described in the accompanying Proxy Statement and, in such proxies’ discretion, upon any other business that may properly come before the meeting or any adjournment or postponement thereof.
     THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES FOR ELECTION AS DIRECTORS, “FOR” THE PROPOSED AMENDMENT OF THE 1997 LONG-TERM STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED, AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS.
     This proxy is continued on the reverse side. Please sign on the reverse side and return promptly.
POLO RALPH LAUREN CORPORATION
P.O. BOX 11045
NEW YORK, N.Y. 10203-0045

(PLEASE SIGN, DATE AND RETURN
THIS PROXY IN THE ENCLOSED	☒
POSTAGE PREPAID ENVELOPE.)
VOTES MUST BE INDICATED
(X) IN BLACK OR BLUE INK.

Item 1.	Election of two (2) Class A Director Nominees as Class A Directors:
Frank A. Bennack, Jr. and Joel L. Fleishman.

FOR	☐ WITHHOLD AUTHORITY	☐	*EXCEPTION	☐	IF YOU PLAN ON ATTENDING THE 2006 ANNUAL MEETING, PLEASE CHECK THIS BOX.	☐
both nominees listed above	to vote for both nominees listed above

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR EITHER INDIVIDUAL NOMINEE, MARK THE “EXCEPTION” BOX AND WRITE THAT NOMINEE’S NAME IN THE SPACE PROVIDED BELOW.)					To change your address, please mark this box.	☐

* Exception					To include any comments, please mark this box.	☐

		FOR	AGAINST	ABSTAIN	ELECTRONIC ACCESS

Item 2.	Approval of the amendment to the Company’s 1997 Long-Term Stock Incentive Plan to clarify that non-employee directors are eligible to receive awards under the plan.	☐	☐	☐	If you consent to use the Company’s Internet site to access all future Annual Reports and Proxy Statements, please mark this box.
Item 3.	Ratification of appointment of Deloitte & Touche LLP as independent auditors to serve for the fiscal year ending March 31, 2007.	☐	☐	☐

Please mark, date and sign exactly as your name appears hereon and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please write in the full corporate name and sign by a duly authorized officer. If shares are held jointly, each stockholder named should sign.

Date	Share Owner sign here/Title			Co-Owner sign here/Title

AMENDMENT TO 1997 LONG-TERM STOCK INCENTIVE PLAN
          WHEREAS, the Polo Ralph Lauren Corporation (the “Company”) sponsors the Polo Ralph Lauren Corporation 1997 Long-Term Stock Incentive Plan (as Amended and Restated as of August 12, 2004) (the “Plan”);
          WHEREAS, the Board of Directors of the Company (the “Board”) desires to amend the Plan to clarify that members of the Board who are not employees of the Company may receive awards under the Plan, and to make conforming and other non-material changes to the Plan; and
          WHEREAS, the Board may amend the Plan in accordance with Section 12(a) of the Plan, subject to stockholder approval to the extent necessary to comply with any tax or regulatory requirement applicable to the Plan.
          NOW, THEREFORE, the Plan is hereby amended as follows, as of June 30, 2006, but subject to the subsequent approval of the stockholders of the Company at the Company’s August 10, 2006 annual stockholders meeting:
1.	The first sentence of Section 1 of the Plan is hereby amended to read in its entirety as follows:
The purposes of this Polo Ralph Lauren Corporation 1997 Long-Term Stock Incentive Plan are to promote the interests of Polo Ralph Lauren Corporation and its stockholders by (i) attracting and retaining exceptional directors, officers and other employees and third party service providers of the Company and its Subsidiaries, as defined below; (ii) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.
2.	The definition of “Participant” in Section 2 of the Plan is hereby amended to read in its entirety as follows:
“Participant” shall mean any person eligible to receive an Award under Section 5 of the Plan and selected by the Committee to receive an Award under the Plan.
3.	The first sentence of Section 4(a) of the Plan is hereby amended by inserting, immediately after the phrase “shall be 26,000,000;”, the following:
the maximum number of Shares with respect to which Awards may be granted to any Participant who is a director of the Company but not an employee of the Company in any fiscal year may not exceed 25,000;
4.	The first sentence of Section 4(e) of the Plan is hereby amended by replacing the word “shares” with the word “Shares”.

5.	The last sentence of Section 4(e) of the Plan is hereby amended to read in its entirety as follows:
Subject to the rights of any Participant under an Award outstanding as of August 12, 2004, the vesting of Full Value Awards may only be accelerated upon (i) death, disability, retirement or other termination of employment or service of the Participant or (ii) a Change of Control.
6.	Section 5 of the Plan is hereby amended to read in its entirety as follows:
SECTION 5. Eligibility. Any director, officer or employee of, or Third Party Service Provider to, the Company or any of its Subsidiaries (including any prospective director, officer, employee or Third Party Service Provider) shall be eligible to be designated a Participant.
7.	Clause (ii) of Section 8(d) of the Plan is hereby amended to read in its entirety as follows:
subject to the rights of any Participant under an Award outstanding as of August 12, 2004, the vesting of Awards of Shares of Restricted Stock and/or Restricted Stock Units that are Full Value Awards may only be accelerated upon (A) death, disability, retirement or other termination of employment or service of the Participant or (B) a Change of Control.
8.	Clause (ii) of Section 9(d) of the Plan is hereby amended to read in its entirety as follows:
subject to the rights of any Participant under an Award outstanding as of August 12, 2004, the vesting of Performance Awards that are Full Value Awards may only be accelerated upon (A) death, disability, retirement or other termination of employment or service of the Participant or (B) a Change of Control.
9.	Clause (ii) of Section 10(c) of the Plan is hereby amended to read in its entirety as follows:
subject to the rights of any Participant under an Award outstanding as of August 12, 2004, the vesting of “Other Stock-Based Awards” that are Full Value Awards may only be accelerated upon (A) death, disability, retirement or other termination of employment or service of the Participant or (B) a Change of Control.
10.	Section 11(c) of the Plan is hereby amended by inserting the word “that” immediately preceding the phrase “is (are) to apply to the Company”.

11.	Section 11(d)(vi)(i) of the Plan is hereby amended by inserting the word “a” immediately preceding the phrase “Performance Compensation Award”.

12.	The first proviso of Section 12(b) of the Plan is hereby amended by modifying the phrase “that would impair the rights of any Participant or any holder or beneficiary of any Option theretofore granted” to read as follows: “that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted”.
13.	Section 14(a)(iii) of the Plan is hereby amended by (a) replacing the phrase “Incentive Options” with the phrase “Incentive Stock Options”; (b) replacing “grantee” with “Grantee”; and (c) replacing “option” each time it appears with “Option”.
          This Amendment shall not take effect unless and until it has been approved by the stockholders of the Company at the Company’s August 10, 2006 annual stockholders meeting. Except as expressly amended hereby, the Plan shall continue in full force and effect in accordance with the provisions thereof on the date hereof. The validity, construction and effect of this Amendment shall be determined in accordance with the laws of the State of New York.

POLO RALPH LAUREN CORPORATION
1997 Long-Term Stock Incentive Plan
(as Amended and Restated as of August 12, 2004)
SECTION 1. Purpose and History. The purposes of this Polo Ralph Lauren Corporation 1997 Long-Term Stock Incentive Plan are to promote the interests of Polo Ralph Lauren Corporation and its stockholders by (i) attracting and retaining exceptional officers and other employees and third party service providers of the Company and its Subsidiaries, as defined below; (ii) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company. The Plan was originally adopted on June 9, 1997, amended on June 13, 2000, amended and restated as of July 1, 2004, subject to the approval of the Company’s stockholders, and was further amended and restated as of August 12, 2004.
SECTION 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:
          “Affiliate” shall mean (i) any entity that, directly or indirectly, is controlled by, or controls or is under common control with, the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.
          “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award, Other Stock-Based Award or Performance Compensation Award.
          “Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.
          “Board” shall mean the Board of Directors of the Company.
          “Change of Control” shall mean the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any “person” or “group” (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Permitted Holders, (ii) any person or group, other than the Permitted Holders, is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have “beneficial ownership” of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company, including by way of merger, consolidation or otherwise or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board

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(together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors of the Company, then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board, then in office.
          “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
          “Committee” shall mean either (i) the Board or (ii) a committee of the Board designated by the Board to administer the Plan and composed of not less two directors, each of whom is required to be a “Non-Employee Director” (within the meaning of Rule 16b-3) and an “outside director” (within the meaning of Section 162(m) of the Code) to the extent Rule 16b-3 and Section 162(m) of the Code, respectively, are applicable to the Company and the Plan. If at any time such a committee has not been so designated, the Board shall constitute the Committee.
          “Company” shall mean Polo Ralph Lauren Corporation, together with any successor thereto.
          “Effective Date” shall mean June 9, 1997.
          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
          “Fair Market Value” shall mean, (A) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee and (B) with respect to the Shares, as of any date, (i) the mean between the high and low sales prices of the Shares as reported on the composite tape for securities traded on the New York Stock Exchange for such date (or if not then trading on the New York Stock Exchange, the mean between the high and low sales price of the Shares on the stock exchange or over-the-counter market on which the Shares are principally trading on such date), or if, there were no sales on such date, on the closest preceding date on which there were sales of Shares or (ii) in the event there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Committee.
          “Full Value Award” shall mean an Award which is other than in the form of an Option or Stock Appreciation Right, and that is settled by the issuance of Shares.
          “Incentive Stock Option” shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.
          “Negative Discretion” shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award; provided that the exercise of such discretion would not cause the

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Performance Compensation Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code. By way of example and not by way of limitation, in no event shall any discretionary authority granted to the Committee by the Plan including, but not limited to, Negative Discretion, be used to (a) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (b) increase a Performance Compensation Award above the maximum amount payable under Sections 4(a) or 11(d)(vi) of the Plan. Notwithstanding anything herein to the contrary, in no event shall Negative Discretion be exercised by the Committee with respect to any Option or Stock Appreciation Right (other than an Option or Stock Appreciation Right that is intended to be a Performance Compensation Award under Section 11 of the Plan).
          “Non-Qualified Stock Option” shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.
          “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.
          “Other Stock-Based Award” shall mean any right granted under Section 10 of the Plan.
          “Participant” shall mean any officer or other employee, director or consultant of the Company or its Subsidiaries eligible for an Award under Section 5 and selected by the Committee to receive an Award under the Plan.
          “Performance Award” shall mean any right granted under Section 9 of the Plan.
          “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.
          “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or Subsidiary, Affiliate, division or operational unit of the Company) and shall be limited to the following: (a) net earnings or net income (before or after taxes); (b) basic or diluted earnings per share (before or after taxes); (c) net revenue or net revenue growth; (d) gross profit or gross profit growth; (e) net operating profit (before or after taxes); (f) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (g) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (h) earnings before or after taxes, interest, depreciation and/or amortization; (i) gross or operating margins; (j) productivity ratios; (k) share price (including, but not limited to, growth measures and total stockholder return); (l) expense

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targets; (m) margins; (n) operating efficiency; (o) objective measures of customer satisfaction; (p) working capital targets; (q) measures of economic value added; and (r) inventory control. Any one or more of the Performance Criterion may be used to measure the performance of the Company, Subsidiary and/or Affiliate as a whole or any business unit of the Company, Subsidiary and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Criterion (k) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.
          “Performance Formula” shall mean, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.
          “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period, or at any time thereafter (but only to the extent the exercise of such authority after the first 90 days of a Performance Period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants based on the following events: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year, (f) acquisitions or divestitures, (g) any other unusual or nonrecurring events, (h) foreign exchange gains and losses, and (i) a change in the Company’s fiscal year. To the extent

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such inclusions or exclusions affect Awards to Participants, they shall be prescribed in a form that meets the requirements of Section 162(m) of the Code for deductibility.
          “Performance Period” shall mean the one or more periods of time of at least one year in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Compensation Award.
          “Permitted Holders” shall mean, as of the date of determination, (i) any and all of Ralph Lauren, his spouse, his siblings and their spouses, and descendants of any of them (whether natural or adopted) (collectively, the “Lauren Group”) and (ii) any trust established and maintained primarily for the benefit of any member of the Lauren Group and any entity controlled by any member of the Lauren Group.
          “Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.
          “Plan” shall mean this Polo Ralph Lauren Corporation 1997 Long-Term Stock Incentive Plan.
          “Restatement Effective Date” shall mean July 1, 2004.
          “Restricted Stock” shall mean any Share granted under Section 8 of the Plan.
          “Restricted Stock Unit” shall mean any unit granted under Section 8 of the Plan.
          “Rule 16b-3” shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.
          “SEC” shall mean the Securities and Exchange Commission or any successor thereto and shall include the Staff thereof.
          “Shares” shall mean the shares of Class A Common Stock of the Company, $.01 par value, or such other securities of the Company (i) into which such common shares shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction or (ii) as may be determined by the Committee pursuant to Section 4(b).
          “Stock Appreciation Right” shall mean any right granted under Section 7 of the Plan.
          “Subsidiary” shall mean (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

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          “Substitute Awards” shall have the meaning specified in Section 4(c).
          “Third Party Service Provider” means any consultant, agent, advisor, or independent contractor who is a natural person and who renders services to the Company, a Subsidiary, or an Affiliate, that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.
SECTION 3. Effective Date and Administration.
     (a) The Plan was originally effective as of the Effective Date. The amendment and restatement of the Plan is effective as of the Restatement Effective Date; provided that the amendment and restatement of the Plan, and the validity and exercisabilty of any and all Awards granted pursuant to the Plan in respect of Shares in excess of those reserved for Awards immediately prior to the Restatement Effective Date is contingent upon approval of the Plan by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Sections 162(m) and 422 of the Code, and of the New York Stock Exchange.
     (b) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant and designate those Awards which shall constitute Performance Compensation Awards; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award (subject to Section 162(m) of the Code with respect to Performance Compensation Awards) shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret, administer reconcile any inconsistency, correct any default and/or supply any omission in the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (ix) establish and administer Performance Goals and certify whether, and to what extent, they have been attained; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
     (c) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time

7

and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder.
     (d) The mere fact that a Committee member shall fail to qualify as a “Non-Employee Director” or “outside director” within the meaning of Rule 16b-3 and Code Section 162(m), respectively, shall not invalidate any award made by the Committee which award is otherwise validly made under the Plan.
     (e) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder.
     (f) With respect to any Performance Compensation Award granted under the Plan, the Plan shall be interpreted and construed in accordance with Section 162(m) of the Code.
     (g) Notwithstanding the foregoing, the Committee may delegate, in a manner consistent with Section 157(c) of the Delaware General Corporation Law (or other applicable law), to one or more officers of the Company the authority to grant awards to Participants who are not officers or directors of the Company subject to Section 16 of the Exchange Act or “covered employees” within the meaning of Section 162(m) of the Code.
SECTION 4. Shares Available for Awards.
     (a) Shares Available. Subject to adjustment as provided in Section 4(b), the aggregate number of Shares with respect to which Awards may be granted under the Plan shall be 26,000,000; the maximum number of Shares with respect to which Options and Stock Appreciation Rights may be granted to any Participant in any fiscal year shall be 1,000,000 and the maximum number of Shares which may be paid to a Participant in the Plan in connection with the settlement of any Award(s) designated as “Performance Compensation Awards” in respect of a single Performance Period shall be 1,000,000 or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof. In addition, of the Shares reserved for issuance under the Plan pursuant to this Section 4(a), no more than 26,000,000 of the reserved Shares may be issued pursuant to Incentive Stock Options. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award has expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise or vesting), then the Shares covered by such Award shall again be, or shall become, Shares with respect to which Awards may be granted hereunder. In addition, Shares delivered (either directly or by means of attestation or withholding) in full or partial payment of the exercise price of any Award or of any tax withholding obligation, shall be deducted from the number of Shares delivered to the Participant pursuant to such Award for purposes of determining the number of Shares acquired pursuant to the Plan.
     (b) Adjustments. Notwithstanding any provisions of the Plan to the contrary, in the event that the Committee determines that any dividend or other distribution

8

(whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee in its discretion to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award which, in the case of Options and Stock Appreciation Rights shall equal the excess if any, of the Fair Market Value of the Shares subject to such Options or Stock Appreciation Rights over the aggregate exercise price or grant price of such Options or Stock Appreciation Rights.
     (c) Substitute Awards. Subject to Section 12(b), Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its Affiliates or a company acquired by the Company or with which the Company combines (“Substitute Awards”). The number of Shares underlying any Substitute Awards shall be counted against the aggregate number of Shares available for Awards under the Plan.
     (d) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.
     (e) Full Value Awards. Except with respect to a maximum of five percent (5%) of the shares authorized under the Plan, any Full Value Awards that vest solely on the basis of the Participant’s continued employment with or provision of service to the Company shall not provide for vesting that is any more rapid than annual pro rata vesting over a three (3) year period, and any Full Value Awards that vest upon the attainment of performance goals shall provide for a performance period of at least twelve (12) months. Subject to the rights of any Participant under an outstanding award, the vesting of Full Value Awards may only be accelerated for (i) death, disability, retirement or other termination of employment of the Participant or (ii) a Change of Control.

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SECTION 5. Eligibility. Any officer or other employee, or Third Party Service Provider to the Company or any of its Subsidiaries (including any prospective officer, employee, or Third Party Service Provider) shall be eligible to be designated a Participant.
SECTION 6. Stock Options.
     (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. All Options when granted under the Plan are intended to be Non-Qualified Stock Options, unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if for any reason such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Non-Qualified Stock Options.
     (b) Exercise Price. The Committee shall establish the exercise price at the time each Option is granted, which exercise price shall be set forth in the applicable Award Agreement, but shall be no less than the Fair Market Value of a Share at the date of grant.
     (c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable after the tenth anniversary of the grant date. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable. Options with an exercise price equal to or greater than the Fair Market Value per Share as of the date of grant are intended to qualify as “performance-based compensation” under Section 162(m) of the Code.
     (d) Payment.
          (i) No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Such payment may be made in cash, or its equivalent or (x) by tendering to the Company Shares valued at Fair Market Value at the time the Option is exercised, which are not the

10

subject of any pledge or other security interest and which have been owned by such optionee for at least 6 months or which have such other characteristics, if any, as may be determined by the Committee, or (y) subject to such rules as may be established by the Committee, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price, or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such aggregate exercise price.
          (ii) Wherever in this Plan or any Award Agreement a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.
SECTION 7. Stock Appreciation Rights.
     (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof (which shall be no less than the Fair Market Value of a Share at the date of grant) and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights with a grant price equal to or greater than the Fair Market Value per Share as of the date of grant are intended to qualify as “performance-based compensation” under Section 162(m) of the Code. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time.
     (b) Exercise and Payment. A Stock Appreciation Right shall entitle the Participant to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof. The Committee shall determine whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.
     (c) Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right; provided, however, that no Stock Appreciation rights shall be exercisable after the tenth anniversary of the date of its grant. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights

 11
granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.
SECTION 8. Restricted Stock and Restricted Stock Units.
     (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions, if any, under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such Awards.
     (b) Transfer Restrictions. Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except, in the case of Restricted Stock, as provided in the Plan or the applicable Award Agreements. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant’s legal representative.
     (c) Payment. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a Share. Restricted Stock Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. Dividends paid on any Shares of Restricted Stock may be paid directly to the Participant, withheld by the Company subject to vesting of the Restricted Shares pursuant to the terms of the applicable Award Agreement, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion.
     (d) Minimum Vesting Requirements. Notwithstanding the foregoing, (i) except as provided in Section 4(e), any Awards of Shares of Restricted Stock and/or Restricted Stock Units that are Full Value Awards and vest solely on the basis of the Participant’s continued employment with or provision of service to the Company shall not provide for vesting that is any more rapid than annual pro rata vesting over a three (3) year period, and any Awards of Shares of Restricted Stock and/or Restricted Stock Units that are Full Value Awards and vest upon the attainment of performance goals (whether or not combined with other conditions) shall provide for a performance period of at least twelve (12) months; and (ii) subject to the rights of any Participant under an Award outstanding as of August 12, 2004, the vesting of Awards of Shares of Restricted Stock and/or Restricted Stock Units that are Full Value Awards may only be accelerated upon (a) death, disability, retirement or other termination of employment of the Participant or (b) a Change of Control.

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SECTION 9. Performance Awards.
     (a) Grant. The Committee shall have sole and complete authority to determine the Participants who shall receive a “Performance Award”, which shall consist of a right which is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.
     (b) Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.
     (c) Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.
     (d) Minimum Vesting Requirements. Notwithstanding the foregoing, (i) except as provided in Section 4(e), any Performance Awards that are Full Value Awards and vest upon the attainment of performance goals shall provide for a performance period of at least twelve (12) months; and (ii) subject to the rights of any Participant under an Award outstanding as of August 12, 2004, the vesting of Performance Awards that are Full Value Awards may only be accelerated upon (a) death, disability, retirement or other termination of employment of the Participant or (b) a Change of Control.
SECTION 10. Other Stock-Based Awards.
     (a) General. The Committee shall have authority to grant to Participants an “Other Stock-Based Award”, which shall consist of any right which is (i) not an Award described in Sections 6 through 9 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan; provided that any such rights must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award, including the price, if any, at which securities may be purchased pursuant to any Other Stock-Based Award granted under this Plan.
     (b) Dividend Equivalents. In the sole and complete discretion of the Committee, an Award, whether made as an Other Stock-Based Award under this Section 10 or as an Award granted pursuant to Sections 6 through 9 hereof, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

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     (c) Minimum Vesting Requirements. Notwithstanding the foregoing, (i) except as provided in Section 4(e), any “Other Stock-Based Awards” that are Full Value Awards and vest solely on the basis of the Participant’s continued employment with or provision of service to the Company shall not provide for vesting that is any more rapid than annual pro rata vesting over a three (3) year period, and any “Other Stock-Based Awards” that are Full Value Awards and vest upon the attainment of performance goals shall provide for a performance period of at least twelve (12) months; and (ii) subject to the rights of any Participant under an Award outstanding as of August 12, 2004, the vesting of “Other Stock-Based Awards” that are Full Value Awards may only be accelerated for (a) death, disability, retirement or other termination of employment of the Participant or (b) a Change of Control.
SECTION 11. Performance Compensation Awards.
     (a) General. The Committee shall have the authority, at the time of grant of any Award described in Sections 6 through 10 (other than Options and Stock Appreciation Rights granted with an exercise price or grant price, as the case may be, equal to or greater than the Fair Market Value per Share on the date of grant), to designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code.
     (b) Eligibility. The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 11. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.
     (c) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) is(are) to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to

14

each of the matters enumerated in the immediately preceding sentence of this Section 11(c) and record the same in writing.
     (d) Payment of Performance Compensation Awards
          (i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.
          (ii) Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (1) the Performance Goals for such period are achieved; and (2) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Award has been earned for the Performance Period.
          (iii) Certification. Following the completion of a Performance Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant’s Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion, if and when it deems appropriate.
          (iv) Negative Discretion. In determining the actual size of an individual Performance Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate.
          (v) Timing of Award Payments. The Awards granted for a Performance Period shall be paid to Participants as soon as administratively possible following completion of the certifications required by this Section 11.
          (vi) Maximum Award Payable. Notwithstanding any provision contained in this Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan for a Performance Period is 1,000,000 Shares or, in the event the Performance Compensation Award is paid in cash, the equivalent cash value thereof on the last day of the Performance Period to which such Award relates. Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (i) with respect to Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (ii) with respect to a Performance Compensation Award that is payable in Shares, by an amount greater than the appreciation of a Share from the date such Award is deferred to the payment date.

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     (e) Minimum Vesting Requirements. Notwithstanding the foregoing, (i) except as provided in Section 4(e), any Performance Compensation Awards that are Full Value Awards and vest upon the attainment of performance goals shall provide for a performance period of at least twelve (12) months; and (ii) subject to the rights of any Participant under an Award outstanding as of August 12, 2004, vesting of Performance Compensation Awards that are Full Value Awards may only be accelerated upon (a) death, disability, retirement or other termination of employment of the Participant or (b) a Change of Control.
SECTION 12. Amendment and Termination.
     (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that (a) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan and provided further that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary, and (b) no material revision to the Plan shall be made without stockholder approval. A “material revision” shall include, without limitation: (i) a material increase in the number of shares available under the Plan (other than an increase solely to reflect a reorganization, stock split, merger, spin-off or similar transaction); (ii) an expansion of the types of awards available under the Plan; (iii) a material expansion of the class of employees, directors or other service providers eligible to participate in the plan; (iv) a material extension of the term of the plan; (v) a material change to the method of determining the exercise price of Options under the Plan; and (vi) the deletion or limitation of any provision prohibiting repricing of options.
     (b) Amendments to Awards. The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Option theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary; and provided, further, that, without stockholder approval, (i) no amendment or modification may reduce the exercise price of any Option, (ii) the Committee may not cancel any outstanding Option and replace it with a new Option (with a lower exercise price) in a manner which would either (A) be reportable on the Company’s proxy statement as Options which have been “repriced” (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act), or (B) result in any Option being accounted for under the “variable” method for financial statement reporting purposes and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any applicable stock exchange.

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     (c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that such authority or adjustment would cause an Award designated by the Committee as a Performance Compensation Award under Section 11 of the Plan to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.
SECTION 13. Change of Control. In the event of a Change of Control after the date of the adoption of this Plan, any outstanding Awards then held by Participants which are unexercisable or otherwise unvested shall automatically be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such Change of Control.
SECTION 14. General Provisions.
     (a) Nontransferability.
          (i) Each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative.
          (ii) No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.
          (iii) Notwithstanding the foregoing, the Committee may in the applicable Award Agreement evidencing an option granted under the Plan or at any time thereafter in an amendment to an Award Agreement provide that Options granted hereunder which are not intended to qualify as Incentive Options may be transferred by the Participant to whom such Option was granted (the “Grantee”) without consideration, subject to such rules as the Committee may adopt to preserve the purposes of the Plan, to:
(A)	the Grantee’s spouse, children or grandchildren (including adopted and stepchildren and grandchildren) (collectively, the “Immediate Family”);

(B)	a trust solely for the benefit of the Grantee and his or her Immediate Family; or

17

(C)	a partnership or limited liability company whose only partners or stockholders are the Grantee and his or her Immediate Family members;
(each transferee described in clauses (A), (B) and (C) above is hereinafter referred to as a “Permitted Transferee”); provided that the grantee gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Grantee in writing that such a transfer would comply with the requirements of the Plan and any applicable Award Agreement evidencing the option.
The terms of any option transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan or in an Award Agreement to an optionee, Grantee or Participant shall be deemed to refer to the Permitted Transferee, except that (a) Permitted Transferees shall not be entitled to transfer any Options, other than by will or the laws of descent and distribution; (b) Permitted Transferees shall not be entitled to exercise any transferred Options unless there shall be in effect a registration statement on an appropriate form covering the shares to be acquired pursuant to the exercise of such Option if the Committee determines that such a registration statement is necessary or appropriate, (c) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Grantee under the Plan or otherwise and (d) the consequences of termination of the Grantee’s employment by, or services to, the Company under the terms of the Plan and applicable Award Agreement shall continue to be applied with respect to the Grantee, following which the Options shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.
     (b) No Rights to Awards. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).
     (c) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
     (d) Withholding.

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          (i) A Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payments of any Award.
          (ii) Without limiting the generality of clause (i) above, a Participant may satisfy, in whole or in part, the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least 6 months) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the option a number of Shares with a Fair Market Value equal to such withholding liability.
          (iii) Notwithstanding any provision of this Plan to the contrary, in connection with the transfer of an Option to a Permitted Transferee pursuant to Section 14(a) of the Plan, the Grantee shall remain liable for any withholding taxes required to be withheld upon the exercise of such Option by the Permitted Transferee.
     (e) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including but not limited to the effect on such Award of the death, disability or termination of employment or service of a Participant and the effect, if any, of such other events as may be determined by the Committee.
     (f) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to stockholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.
     (g) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or in any consulting relationship to, the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

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     (h) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.
     (i) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of New York.
     (j) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
     (k) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.
     (l) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.
     (m) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

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     (n) Payments to Persons Other Than Participants. If the Committee or the senior human resource officer of the Company shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee or the senior human resource officer of the Company so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.
     (o) Relationship to Other Benefits. No payment or benefit under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.
     (p) No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan to the fullest extent permitted by the Company’s Amended and Restated Certificate of Incorporation, as may be hereafter amended from time to time. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Amended and Restated Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
     (q) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
SECTION 15. Term of the Plan.
     (a) Restatement Effective Date. The amendment and restatement of the Plan shall be effective as of the Restatement Effective Date.
     (b) Expiration Date. No Award shall be granted under the Plan after June 30, 2014. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or

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to waive any conditions or rights under any such Award shall, continue after June 30, 2014.
     (c) Section 162(m) Reapproval. The provisions of the Plan regarding Performance Compensation Awards shall be disclosed and reapproved by stockholders of the Company no later than the first stockholder meeting that occurs in the fifth year following the year that stockholders previously approved such provisions, in order for Performance Compensation Awards granted after such time to be exempt from the deduction limitations of Section 162(m) of the Code. Nothing in this Section 15(c), however, shall affect the validity of Performance Compensation Awards granted after such time if such stockholder approval has not been obtained.